Exhibit 10.15.5


 PanAmSat /MultiLaunch Amdt 3/95.5.933

                      Confidential ARIANESPACE PROPRIETARY






                               AMENDMENT#3 TO THE


                                AGREEMENT FOR THE


                          LAUNCHING INTO GEOSTATIONARY


                                 TRANSFER ORBIT


                             OF PANAMSAT SATELLITES


                           BY AN ARIANE LAUNCH VEHICLE


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



                               AMENDMENT #3 TO THE

                         MULTI LAUNCH SERVICES AGREEMENT

This Amendment 3 to the Multi Launch Services Agreement is entered into

BY AND BETWEEN


     PanAmSat Corporation, hereinafter referred to as "Customer", a company organized under the laws of the State of Delaware, with principal offices located at One Pickwick Plaza, Greenwich CT, 06830 U.S.A.

                                                                ON THE ONE HAND,



AND


     ARIANESPACE, a company organized under the laws of France with principal offices located at Boulevard de l'Europe, Immeuble Ariane, 91000 EVRY, France, hereinafter referred to as "ARIANESPACE".

                                                              ON THE OTHER HAND,


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


WHEREAS Customer has approached ARIANESPACE with a view to launching up to four
(4) PanAmSat Satellites using an ARIANE Launch Vehicle, and

WHEREAS ARIANESPACE has proposed to Customer either dedicated Launches, i.e. Launches by an ARIANE Launch Vehicle the only payload of which is Customer's Satellite, or Shared Launches, i.e. Launches by an ARIANE Launch Vehicle the payload of which is made up at the same time of Customer's Satellite and the satellites of Third Party Customer(s) of ARIANESPACE, and

WHEREAS Customer has selected Shared Launches under the conditions set forth under this Agreement, being aware of the particular constraints involved in such a Launch, and

WHEREAS Customer and ARIANESPACE, aware of the constraints involved in any Launch operation and of the complex nature of the technologies involved, have reached an agreement in accordance with the terms and conditions set forth in Agreement 95.5.933 entered into by the Parties on 20 December 1995 ("the Agreement").

WHEREAS the Parties have agreed to amend the Agreement in the manner set forth in this Amendment #3 to the Agreement which shall replace the initial Terms and Conditions of the Agreement and constitutes an amendment to the Agreement within the terms of its Paragraph 20.6.

WHEREAS PanAmSat International Systems, Inc., formerly known as PanAmSat Corporation ("PanAmSat International") has contemporaneously with the execution of this amendment with ARIANESPACE's consent, assigned this Agreement to the new PanAmSat Corporation.


NOW, THEREFORE, IT IS AGREED AS FOLLOWS :

                                    CONTENTS


                                     PART I

                              TERMS AND CONDITIONS

                                                                     Pages

ARTICLE 1 DEFINITIONS..................................................9

ARTICLE 2 SUBJECT OF THE AGREEMENT.....................................17

ARTICLE 3 CONTRACTUAL DOCUMENTS........................................18

ARTICLE 4 ARIANESPACE'S  SERVICES......................................19

ARTICLE 5 CUSTOMER TECHNICAL ..........................................25

ARTICLE 6 LAUNCH SCHEDULE  ............................................26

ARTICLE 7 COORDINATION BETWEEN ARIANESPACE AND CUSTOMER................28

ARTICLE 8 REMUNERATION.................................................29

ARTICLE 9 PRICE ESCALATION FORMULA.....................................38

ARTICLE 10 PAYMENT SCHEDULE............................................41

ARTICLE 11 LAUNCH POSTPONEMENTS/ACCELERATION...........................51

ARTICLE 12 RIGHT OF OWNERSHIP AND CUSTODY..............................60

ARTICLE 13 REPLACEMENT LAUNCH..........................................61

ARTICLE 14 ALLOCATION OF POTENTIAL LIABILITIES AND RISKS...............66

ARTICLE 15 INSURANCE...................................................72

ARTICLE 16 OWNERSHIP OF DOCUMENTS AND WRITTEN INFORMATION..............74


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CONFIDENTIALITY/PUBLIC STATEMENTS......................................74

ARTICLE 17 PERMITS AND AUTHORIZATIONS - GROUND STATIONS................77

ARTICLE 18 TERMINATION BY CUSTOMER.....................................78

ARTICLE 19 TERMINATION BY ARIANESPACE..................................84

ARTICLE 20 MISCELLANEOUS...............................................85

ARTICLE 21 APPLICABLE LAW..............................................89

ARTICLE 22 ARBITRATION.................................................90

ARTICLE 23 EFFECTIVE DATE..............................................91




                                     PART II

                                  A N N E X E S



         ANNEX 1           LAUNCH SPECIFICATIONS

         ANNEX 2           ARIANESPACE TECHNICAL COMMITMENTS

         ANNEX 3           CUSTOMER'S TECHNICAL COMMITMENTS

         ANNEX 4           LAUNCH RISK GUARANTEE

         ANNEX 5           ESA - ARIANESPACE CONVENTION (EXTRACT)


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                                    P A R T I

                       T E R M S  A N D  C O N D I T I O N S


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


ARTICLE 1 DEFINITIONS



In this Agreement the terms set forth hereafter shall have the meaning given in this Article:


Agreement means this Agreement as defined in Article 3 of this document, as amended at the date hereof, including, without limitation, this Amendment #3.

Ancillary Equipment means all equipment, devices and software to be provided by Customer on the Launch Base in order to make Satellite ready for Launch.

Associated Service(s) means those supplementary launch services defined in Sub-paragraphs 4.2.2. and 4.2.3. of Article 4 of this Agreement.

Associates means all individuals or legal entities, organized under public or private law, who shall act, directly or indirectly, on behalf or at the direction of either Party to this Agreement or of the Third Party Customer(s) of ARIANESPACE to fulfill the obligations undertaken by such Party in this Agreement, or by the Third Party Customer(s) of ARIANESPACE including, without limitation, the employees of each of the Parties, or of the Third Party Customer(s) of ARIANESPACE, their suppliers and subcontractors at any tiers.

Base Rate means the Chase Manhattan Bank (N.Y.) prime rate plus one (1) percentage point for any amount expressed in U.S. dollars, or the Taux de base bancaire of Credit Lyonnais (Paris) plus one (1) percentage point for any amount expressed in French Francs, or the yield at maturity of short term ECU denominated bonds as published weekly on Wednesday by the Luxembourg Stock Exchange plus one (1) point for any amount expressed in ECU.

Cash Option means, only in the event an Ariane 4 Launch Vehicle is designated to perform the Launch Services, the option provided to Customer to receive a payment from ARIANESPACE subject to the conditions specified in Sub-paragraph
4.6.2. of Article 4.

Combined Space Vehicle means the Launch Vehicle, and/or the Satellite, and/or the satellite of any Third Party Customer(s) of ARIANESPACE, and/or their components.

Commercial Insurance Market means the providers of insurance or reinsurance for first party space-related risks on a regular basis that are not affiliated with or controlled directly or indirectly by Customer.

Deviation means non compliance with the specifications included in the D.C.I. (Document de Controle des Interfaces / Interface Control Document, including its reference documents, applicable documents and annexes) of:

a) the performance of the various systems of the Launch Vehicle; and/or the environmental conditions to which the Satellite was subjected during the period from the


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     instant when the Launch occurred until the instant when the activation of either the propulsion and/or orientation systems of the Satellite should have occurred; and/or

b) the behavior of the Satellite of (a) Third Party Customer(s) of ARIANESPACE from the instant when the Launch occurred until the earlier of the following:

          -the instant when the propulsion and/or orientation systems of the satellite of the Third party Customer(s) of ARIANESPACE are activated, or

          -the instant when the activation of either the propulsion and/or orientation systems of the Satellite should have occurred.

Double Launch means a Launch with two satellites including the Satellite supplied by Customer.

Elected Amount means an amount comprised between Thirty Million European Currency Units (ECU30,000,000) and Eighty Five Million European Currency Units (ECU85,000,000) elected by Customer when exercising the Relaunch Credit Option or the Cash Option.

Events of Force Majeure means events such as but not limited to explosions, fires, earthquakes, floods, bad weather and other Acts of God, wars, whether or not declared, social uprisings, strikes, lock-outs and other labor problems, governmental or administrative measures, and all other events beyond the reasonable control of either Party or its Associates that impede the execution of the obligations of either Party or its Associates and, including, but without limitation, the accomplishment of the Launch within the Launch Period, Slot, Day, Window or at Launch Time, provided such difficulties may not be overcome using efforts which may reasonably be expected of the Party affected and/or its Associates under the circumstances.

Guarantee Amount means an amount in European Currency Units (ECU's) determined as follows:

                                 0.7 ECU x LSP
                                       $

Where LSP means the Launch Services Price determined under Paragraph 8.1.1. of this Agreement, without taking into consideration the ECU/$ exchange rate.

For example, the Guarantee Amount for the Launch Services Price of the Firm Launch #1 as set forth under Paragraph 8.1.1.A) shall be [**************]


Interested Party (ies) in the Launch means any individual or legal entity governed by private or public law, that has commissioned ARIANESPACE to proceed with the Launch, or has any interest including without limitation a legal interest in the Launch Vehicle. For the


[***] Filed separately with the Commission pursuant to a request for confidential treatment.


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


purpose of Article 14 of the Agreement,Interested Party(ies) in the Launch shall be deemed ARIANESPACE Associates.

Interested Party(ies) in the Satellite means any individual or legal entity governed by private or public law, that has commissioned Customer to proceed with the Launch, or has any interest including without limitation a legal interest in the Satellite to be so launched, including without limitation, insurers, any person or entity to whom Customer has sold or leased, directly or indirectly, or otherwise agreed to provide any portion of the Satellite or Satellite service. For the purpose of Article 14 of this Agreement, Interested Party(ies) in the Satellite shall be deemed Customer's Associates.

Interested Party(ies) in the satellite of the Third Party Customer(s) of ARIANESPACE means any individual or legal entity that has commissioned the Third Party Customer(s) of ARIANESPACE to proceed with the Launch or has any interest including without limitation legal interest in this satellite to be so launched, including without limitation, insurers, any person or entity to whom Third Party Customer(s) of ARIANESPACE has sold or leased, directly or indirectly, or otherwise agreed to provide any portion of the satellite or satellite services. For the purpose of Article 14 of this Agreement, Interested Party(ies) in the satellite of the Third Party Customer(s) of ARIANESPACE shall be deemed Third Party Customer(s) of ARIANESPACE's Associates.


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


L means the first day of the most recently agreed Launch Period or Launch Slot (except for construing Articles 10 and 13.2.2 of this Agreement where, subject to Paragraph 11.4. of this Agreement, L refers to the first day of the initial Launch Period). Notwithstanding the foregoing, in the case of Optional Launch #1 and Optional Launch #2, for the purpose of the application of Article 10 to the initial Launch Period, L shall mean the first day of the three month Launch Period defined pursuant to Paragraph 6.2 for all payments due further to such narrowing of the initial Launch Period.

Launch or Launching means the ignition of the 1st stage engine(s) (Viking engines on Ariane 4 - Vulcain engine on Ariane 5) of the Launch Vehicle that has been integrated with the Satellite supplied by Customer and with other satellite(s) supplied by (a) Third Party Customer(s) of ARIANESPACE, if said ignition is followed by (i) opening of the table clamps with consequent release of the said Launch Vehicle for an Ariane 4 Launch Vehicle; or (ii) the order of ignition of solid propellant booster(s) for an Ariane 5 Launch Vehicle.

Launch Abort means the launch operations of the Launch Vehicle that has been integrated with the Satellite supplied by Customer and with other satellite(s) supplied by (a) Third Party Customer(s) of ARIANESPACE up to the ignition of first stage engine(s) of the Launch Vehicle (Viking engines on Ariane 4 - Vulcain engine on Ariane 5) without the Launch occurring.

Launch Base means the ARIANE launch base in Kourou, French Guiana, including all its facilities and equipment.

Launch Day or Day means a calendar day (established for the Launch pursuant to this Agreement) within the Launch Slot during which the Launch Window is open.

Launch Failure means that:

a) the Satellite is destroyd or lost during the period extending from the instant when the Launch occurred and the instant when the Satellite is separated from the Launch Vehicle, or if such Satellite cannot be separated from the Launch Vehicle; or

b) the occurrence, due to Deviation of a reduction, expressed in percentage, of more than LFF of the operational capability of the Satellite for Customer's intended communication purposes, using reasonable business judgment.


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LFF (Launch Failure Factor) means FIFTY PERCENT (50%), unless Customer procures on the Commercial Insurance Market a policy of launch insurance applying the Loss Quantum for the relevant Satellite, in which case LFF shall mean the percentage specified in that insurance policy to define a constructive total loss providing for the payment of the full amount of insurance. Said reduction of the operational capability shall be determined by using the Loss Quantum.

Launch Opportunity means the availability to Customer of a Satellite position within a Launch Period or Launch Slot for a Launch on a Launch Vehicle on which the other allocated satellite(s) have a launch mission and a satellite mission compatible with that of Customer(s)' Satellite(s) in accordance with Annex 1 to this Agreement. This availability is linked to the time required to complete the mission analysis studies and to select the Launch Vehicle/Satellite configuration.

Launch Period or Period means a period of (3) three consecutive calendar months, except in the case of Optional Launch #1 and Optional Launch #2, for which the initial Launch Periods shall extend over a six month period.

Launch Possibility means a position for Customer's Satellite, made available by ARIANESPACE (if necessary) postponing the launch of another satellite, on the next scheduled launch within a Launch Period or Launch Slot, whose other allocated satellite(s) have a launch mission, launch window, frequency, mass, volume and satellite mission compatible with those of Customer's Satellite in accordance with Annex 1. The availability of such a position is conditioned upon there being sufficient time after the date of any request for postponement of the Launch to have the mission analysis and the adaptation of the Launch/payload interfaces carried out.

Launch Rank means the chronological position of the Satellite in order of the satellites to be launched by ARIANESPACE fixed by reference to the Launch Period or Launch Slot allocated to Customer's Satellite (as the same may from time to time be postponed) pursuant to the Agreement and by reference to the Launch Period or Launch Slot allocated to the satellites of other clients of ARIANESPACE (as the same may from time to time be postponed) pursuant to the agreements between ARIANESPACE and other clients.

Launch  Services  means the services to be provided by ARIANESPACE as defined in
(i) Paragraphs 1 and 4 of Annex 2 to this Agreement and (ii) Paragraph 4.5. hereof. or if the Relaunch Credit Option or the Cash Option is exercised and maintained (iii) Paragraph 4.6. hereof.

Launch Services Price means the price indicated under Paragraph 8.1.1. for the relevant Launch including the discounts or escalators, if any.

Launch Slot or Slot means a period of one calendar month within a Launch Period with daily Launch Window possibilities.


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Launch System means the launch assembly complex consisting of the ARIANE Launch
Vehicle, the Launch Base (ELA), and the Payload Preparation Assembly (EPCU).

Launch Time means the instant, within the Launch Window, that the ignition of the first stage engines is scheduled to take place, defined in hours, minutes and seconds (GMT Universal Time). The initial Launch Time occurs at the first second of the opening of the Launch Window.

Launch Vehicle means the vehicle belonging to the ARIANE family chosen by ARIANESPACE to perform the Launch.

Launch Vehicle Mission or Launch Mission means the mission assigned to the ARIANE Launch Vehicle as defined in Annex 1 to this Agreement.

Launch Window means a time period as defined in Annex 1 to this Agreement.

Loss Quantum means the degradation factor of the Satellite resulting from the application of determination mode as mutually agreed in good faith by the Parties on or prior to L minus (-) THREE (3) months based on a Customer's written proposal; provided, that, if Customer has taken out, either in insurance or in reinsurance, on the Commercial Insurance Market for at least EIGHTY PER CENT (80%) of the amount insured, one or more policy(ies) of launch insurance, the determination mode of the loss quantum provided for in the insurance policy with the higher cover, as delivered by Customer to ARIANESPACE on or prior to L (-) minus THREE (3) months, shall apply. If a different determination mode is further agreed with the Commercial Insurance Market, for that policy with higher cover, this new determination mode shall consequently apply; it being understood that Customer shall promptly inform ARIANESPACE, and in any event before the Launch has occurred of any change.

Optional Launch means a Launch ordered by Customer as the result of the exercise of a Launch Option.

Partial Failure means the occurrence due to a Deviation of a reduction of more than a percentage defined as PFF but not more than LFF of the operational capability of the Satellite for Customer's intended communication purposes, using reasonable business judgment.


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PFF (Partial Failure Factor) means TWENTY PERCENT (20%), unless Customer procures on the Commercial Insurance Market a policy of launch insurance applying the Loss Quantum for the relevant Satellite in which case PFF shall mean the percentage specified in that insurance policy to define the deductible applicable for a partial loss. Said reduction of the operational capability shall be determined by using the Loss Quantum.

Party or Parties means Customer or ARIANESPACE or both according to the context.

Payload Preparation Complex (Ensemble de Preparation Charges Utiles "EPCU") means the complex composed of various facilities and equipment located in Kourou, French Guiana, that is to be used by Customer for the preparation of the Satellite for Launch.

[*******************************************************************************
**********]

Postlaunch Services means (i) the reports and range services as defined in Paragraphs 1, 2, 3, and 4 of Annex 2 to this Agreement that are to be provided to Customer by ARIANESPACE after the Launch and (ii) the services provided for in Paragraph 4.5. hereof or if the Relaunch Credit Option or the Cash Option is exercised and maintained (iii) Paragraph 4.6. hereof.

Property means the property that ARIANESPACE, and/or Customer, and/or their respective Associates, and/or Third Party Customer(s) of ARIANESPACE, and/or its(their) Associates, according to the context in which this term is used hereunder, use(s) in connection with the performance of this Agreement or/and any other agreements which may directly or indirectly have any effect on the fulfillment of the obligations undertaken by the Parties including without limitation, agreements entered into between ARIANESPACE and the Third Party Customer(s) of ARIANESPACE. This Property shall also include the Property of ARIANESPACE and the Property of Customer.

Property of ARIANESPACE means, for purposes of this Agreement, all tangible property which ARIANESPACE shall use in connection with the Launch, or shall place at Customer's disposal for this purpose, including without limitation the Launch Vehicle and the Launch Base.

Property of Customer means, for purposes of this Agreement, all property which Customer shall use for the Launch and the interface test(s), including in particular, but without limitation, the Satellite and its Ancillary Equipment.


[***] Filed separately with the Commission pursuant to a request for confidential treatment.


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


Reflight means, only in the case when the previous Launch has been performed on an Ariane 5 Launch Vehicle, a Replacement Launch under Paragraph 4.5. of Article 4 of this Agreement.

Relaunch Credit Option means, only in the event of an Ariane 4 Launch Vehicle is designated to perform the Launch Services, the option provided to Customer for
(i) a credit on the price of a Replacement Launch if the Launch Mission results in a Launch Failure, or (ii) a payment if the Launch Mission results in a Partial Failure, as determined under Sub-paragraph 4.6.1 of Article 4 to this Agreement subject to the conditions specified therein.

Replacement Launch means a Launch which, subject to the best efforts of ARIANESPACE, follows a previous Launch when, for any reason whatsoever, the Launch Vehicle Mission or the Satellite Mission of the previous launch has not been accomplished.

Satellite (Spacecraft in Annexes 1, 2, and 3) means a space vehicle supplied by Customer that is compatible with the Launch Vehicle and the Launch Vehicle Mission, and meets the specifications set forth in Annex 1 to this Agreement.

Satellite Mission means the mission assigned to the Satellite by Customer after separation from the ARIANE Launch Vehicle.

Services means any and all services to be provided by ARIANESPACE under this Agreement.

Shared Launch means a Launch with more than two satellites, including the Satellite supplied by Customer.

Third Party means any individual or legal entity other than the Associates, a Third Party Customer(s) of ARIANESPACE, the Interested Party(ies) or the Parties.

Third Party Customer(s) of ARIANESPACE means other Customer(s) of ARIANESPACE that use(s) ARIANESPACE's launch services for the same Launch.


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ARTICLE 2 SUBJECT OF THE AGREEMENT



2.1. The subject of this Agreement is the Launch of up to four Satellites supplied by Customer at the Launch Base for the purpose of accomplishing the Launch Mission in accordance with the terms and conditions of this Agreement.


2.2. Any Replacement Launch other than a Reflight shall form the subject of a separate Launch Services agreement drawn up in accordance with the provisions of Article 13 of this Agreement.


2.3. The Parties agree to negotiate in good faith, if needed, additional Launches to be covered under this Agreement to meet Customer's needs in excess of the Launches covered under this Agreement.


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ARTICLE 3 CONTRACTUAL DOCUMENTS



3.1. This Agreement consists of the following documents which are contractually binding between the Parties :

     1. Terms and Conditions

     2. Launch Specifications

     3. ARIANESPACE Technical Commitments

     4. Customer's Technical Commitments

     5. ESA-ARIANESPACE Convention (Extract) (Annex 4)


3.2. Terms and Conditions shall prevail over the Annexes. There is no order of precedence among the Annexes.


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ARTICLE 4 ARIANESPACE'S SERVICES



4.1. ARIANESPACE undertakes to use its best efforts to perform the Services specified in this Agreement.

4.2. ARIANESPACE's commitments under this Agreement cover :

     4.2.1. Launch Services, ARIANESPACE shall notify Customer in writing as to the type of Launch Vehicle (i.e. Ariane 4 or Ariane 5) chosen for the Launch on or prior to L- 4 months.

     4.2.2. Associated Service(s) ordered by the Customer as set forth in the present Agreement and as defined in Annex 2, Paragraph 2, under the heading "General Range Support Provided by ARIANESPACE and Additional Options Ordered by the Customer" in accordance with the conditions as specified therein.

     4.2.3. Subject to additional order(s) of the Customer, one or more Service(s) as set forth in (i) Paragraph 3 of Annex 2 to this Agreement, under the heading "Additional Options Available to the Customer"; and/or (ii) the latest issue of the User's Manual (M.U.A.) as at the date of such additional order(s) of the Customer, in accordance with the then applicable conditions, as well as any other service(s) requested by Customer provided that such order for the said other services is accepted by ARIANESPACE.

4.3. Launch Services for each Launch, to the exception of Postlaunch Services, shall be deemed to be accomplished by ARIANESPACE once the Launch has taken place, ARIANESPACE having no control of the Launch Vehicle after the Launch. In the event that, for any reason whatsoever, a Launch Abort occurs, ARIANESPACE shall postpone the Launch in accordance with the conditions set forth in Article 11 of this Agreement.


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


4.4. ARIANESPACE hereby grants to Customer the following option rights:

     Customer shall have the right to exercise a Launch Option for Optional Launch #1 and Optional Launch #2 respectively no later than eighteen (18) months prior to the initial Launch Period of the Optional Launch concerned. In the absence of exercise of such Launch Option at L-18 months, the nominal Launch Period shall be postponed for period(s) of six months until exercise, provided that the Launch Options may not be exercised later than the following dates:

          i) for Optional Launch #1: 30 June 1999

          ii) for Optional Launch #2: 31 December 1999


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     Upon exercise of a Launch Option, unless otherwise agreed by the Parties at that time, the then current nominal Launch Period for the Launch for which the option is exercised shall be deemed to be the `initial Launch Period'. If the Parties so agree, an initial Launch Period may begin earlier or later than the nominal Launch Period. Any Launch Option under this Paragraph 4.4. may not be exercised by Customer later than the dates set forth hereabove. Upon exercise of the corresponding Launch Option, Customer shall inform ARIANESPACE of the baseline mass selected between i) 3450 kg and ii) 4500 kg (all masses without adaptor).

     Further Optional Launches may be added to the Launches covered under this Agreement as set forth under Paragraph 2.3.

4.5. Should the Launch be performed on an Ariane 5 Launch Vehicle and the Launch Mission result in a:

     4.5.1. Launch Failure, ARIANESPACE shall perform a Reflight in accordance with the provisions of this Agreement, provided that no further payment by Customer to ARIANESPACE shall be due for the provision of: (i) Launch Services for the Launch of a replacement Satellite on condition that the maximum mass of such Satellite is equal to the mass of the initial Satellite, and (ii) such Associated Services as are retained by Customer as of the date of execution of this Agreement, except as provided for in Paragraph 8.1.4. of Article 8 of this Agreement, in case of postponement.

            Customer may order additional mass and/or Associated Services for additional cost under the conditions specified under Article 13 hereof for a Replacement Launch.

     4.5.2. Partial Failure, ARIANESPACE shall pay to Customer an amount as determined by multiplying the Guarantee Amount by the Loss Quantum. The resulting amount will be subject to a deductible equal to PFF of the Guarantee Amount provided for the Launch, in accordance with the following formula:

               (Guarantee Amount x Loss Quantum) minus deductible.


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


     Notwithstanding the foregoing, if the insurance policy taken out by Customer (i) provides for a deductible higher or lower than PFF, such deductible as provided for in the said insurance policy shall apply, or
     (ii) does not provide for a deductible, no deductible shall apply.

4.6 Customer shall have the right to exercise the Relaunch Credit Option or the Cash Option within thirty (30) days following receipt of the written notice from ARIANESPACE stating that the Launch Vehicle selected for the Launch is an Ariane 4. Customer written notice shall specify which option is exercised and which Elected Amount is elected.

     4.6.1. Should the Relaunch Credit option be exercised and maintained ARIANESPACE shall, if the Ariane 4 Launch result in a:

          (i) Launch Failure, credit to Customer an amount equal to the Elected Amount to be applied as partial payment of the Launch Services Price for the Replacement Launch, or

          (ii) Partial Failure, pay to Customer an amount as determined pursuant to Subparagraph 4.5.2. above except that the Guarantee Amount shall be replaced by the Elected Amount.

     4.6.2. Should the Cash Option be exercised and maintained, ARIANESPACE shall, if the Ariane 4 Launch results in a:

          (i) Launch Failure, pay to Customer an amount equal to the Elected Amount, or

          (ii) Partial Failure, pay to Customer an amount as determined pursuant to Subparagraph 4.5.2. above except that the Guarantee Amount shall be replaced by the Elected Amount


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


4.7. There shall not be any cover for Launch Failure or Partial Failure and consequently the provisions of Paragraphs 4.5. and 4.6. of Article 4 hereof shall not apply, in any of the following cases:

     4.7.1. If Customer does not notify in writing ARIANESPACE of any event that would entitle Customer to any right under Paragraphs 4.5 and 4.6. of
            Article 4 of this Agreement before the first to occur of any of the THREE (3) following events;

          (i)       the day the Satellite is put into commercial operation,

          (ii) the SIXTIETH (60th) day following the date of station acquisition of the Satellite,

          (iii) the NINETIETH (90th) day at zero hour following the date of the Launch.

            Notwithstanding the foregoing, an extension of the periods hereabove might be obtained upon request from Customer if both of the following conditions occur:

          (a) the launching does not conform to the specifications of the D.C.I. and the Satellite reached its final positioning such that it cannot be determined that a Launch Failure or Partial Failure has occurred and;

          (b) Customer's request for extension is received before the first of the THREE (3) events specified above.

          In no event shall such extension extend beyond the ONE HUNDRED AND EIGHTIETH (180th) day following the date of the Launch.

          and/or


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     4.7.2. If the Launch Failure or the Partial Failure is caused by, or results from one or more of the following events A - War, hostile or warlike action in time of peace or war, including action in hindering, combating or defending against an actual, impending or expected attack by (a) any government or sovereign power (de jure or de facto), or (b) any authority maintaining or using a military, naval or air force, or (c) a military, naval or air force, or (d) any agent of any such government, power, authority or force; B - any anti-satellite device, or device employing atomic or nuclear fission and/or fusion, or device employing laser or directed energy beams; C
            - insurrection, strikes, riots, civil commotion, rebellion, revolution, civil war, usurpation or action taken by a government authority in hindering, combating or defending against such an occurrence whether there be a declaration of war or not; D confiscation by order of any government or governmental authority or agent (whether secret or otherwise), or public authority; E nuclear reaction, nuclear radiation, or radioactive contamination of any nature, whether such loss or damage be direct or indirect, except for radiation naturally occurring in the space environment; F - willful or intentional acts of Customer designed to cause loss or failure of the Satellite; G - electromagnetic or radio frequency interference, except for physical damage to the Satellite resulting from such interference and except for interference naturally occurring in the space environment.

ARTICLE 5 CUSTOMER TECHNICAL COMMITMENTS



5.1. Customer undertakes to fulfill the Technical Commitments set forth in Annexes 1 and 3 to this Agreement, and in particular to provide the Satellites at the Launch Base within time limits that are consistent with the Launch schedule set forth in this Agreement.

5.2. Customer shall notify ARIANESPACE on a timely basis of any event likely to impact on the Launch schedule of the Satellite to be Launched under this Agreement or that may result in a termination of the Launch under this Agreement.

5.3. At L-18 months of each Launch, Customer undertakes to inform ARIANESPACE of the applicable technical specifications for the relevant Satellite and the intended use of such Satellite. Subject to applicable technical constraints, the choice of which Satellite to be Launched may be changed by Customer, but the initial selection shall remain valid for the application of Paragraph 18.3 of Article 18 of this Agreement.

ARTICLE 6 LAUNCH SCHEDULE



6.1. The Launch of the Satellite(s) shall take place during the following Launch Period(s) :

     A) Firm Launch #1:

          The initial Launch Period was 1 July 1997 up to and including 30 September 1997.

          By mutual agreement, the Parties have agreed to redefine the Launch Period as extending from September 1st, 1998 up to and including October 31st, 1998 ("Redifined Launch Period").

     B) Firm Launch #2:

          15 May 1999 up to and including 15 August 1999.

     C) Optional Launch #1:

          The nominal Launch Period shall be:1 January 2000 up to and including 30 June 2000.

     D) Optional Launch #2:

          The nominal Launch Period shall be:1 January 2001 up to and including 30 June 2001.

          In the case of Optional Launch #1 and Optional Launch #2, a three month Launch Period within the six month Launch Period shall be determined upon exercise of the corresponding Launch Option.

6.2. The Launch Slot within the Launch Period shall be determined by mutual agreement of the Parties no later than twelve and a half (12 1/2) months prior to the first day of the Launch Period, taking into account the available Launch Opportunities and the Satellite Construction and delivery schedule.

     Notwithstanding the foregoing, the Launch Slot within the Redefined Launch Period for the Firm Launch 1 shall be determined by mutual agreement of the Parties no later than January 31st, 1998 taking into account the available Launch Opportunities and the Satellite Construction and delivery schedule. Customer may request no later than January 31st, 1998 an acceleration of the Firm Launch 1 to August 1998 and ARIANESPACE will accept such acceleration provided that there is a Launch Opportunity in August 1998.

6.3. The Launch Day within the Launch Slot shall be determined, no later than four and a half (4 1/2) months prior to the first day of the Launch Slot, by mutual agreement of the Parties, based on a proposal made by ARIANESPACE.

6.4. The Launch Window set forth in Paragraph 1.6 of Annex 1 to this Agreement shall be determined, no later than the Final Mission Analysis Review, by mutual agreement of the Parties, based on a proposal made by ARIANESPACE.

6.5. In the event that, for any reason whatsoever, the Parties fail to agree upon the Launch Slot within the Launch Period, the Launch Day, or the Launch Window, ARIANESPACE shall determine said Launch Slot, Launch Day, or Launch Window taking into account the available Launch Opportunities, and the requirements and respective interests of Customer and of the Third Party Customer(s) of ARIANESPACE provided that ARIANESPACE shall notify the Customer of each applicable date not later than ten (10) days after the last day specified for selection under paragraph 6.2. or 6.3 above as applicable.

ARTICLE 7 COORDINATION BETWEEN ARIANESPACE AND CUSTOMER



7.1. Customer and ARIANESPACE shall each designate a project coordinator (Mission Manager) no later than two (2) months following the effective date of this Agreement.

7.2. The task of the project coordinators shall be to supervise and to coordinate the performance of the Services and of the respective Technical Commitments of the Parties within the Launch schedule set forth in this Agreement.

7.3. The project coordinators shall be endowed upon their appointment by each of the Parties with sufficient powers to enable them to settle any technical questions that may arise during the performance of this Agreement, as well as any other questions arising from its day-to-day management.

7.4. Either Party may replace its project coordinator (Mission Manager) by informing the other Party in writing of such action and indicating the effective date of designation. Such notification shall be signed by an official of the respective Party who is authorized to amend this Agreement, and shall become part of this Agreement when received by the other Party.

ARTICLE 8 REMUNERATION



8.1.

     8.1.1. The remuneration of ARIANESPACE for the provision of Launch Services and the Associated Services included in the Launch Services Price as specified in Annex 2 to this Agreement for the Launch of a Satellite of the individual masses specified hereafter (without adaptor) are prices defined as follows:

            A) For Firm Launch #1:

            [*******************************************************************
            ********************] for a mass of 3450 kg.

            B) For Firm Launch #2:

            [*******************************************************************
            ********************] for a mass of 4500 kg.

            C) For Optional Launch #1 and Optional Launch #2:

            i) if Customer selects a baseline mass of 3450 kg.: [*************** *****************************************************]

            The price under this Subparagraph C)i) is valid for a Launch to take place prior to 1 April 1998 and for Launches beyond this date this price shall be increased by application of the escalation formula contained in Article 9 of this Agreement to the Launch Services Price from 1 October 1996 up to and including the date that is L-18 months of the initial Launch Period as determined at the date of exercise of the relevant Launch Option. Notwithstanding the foregoing, the application of the escalation formula under this subparagraph i) shall be capped to an increase of the price of [*] per the number of quarters or portion thereof over the period considered. OR


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

     ii) if Customer selects a baseline mass of 4500 kg.: [*************** *************************************************************], or

          The price under this Subparagraph C)ii) is valid for a Launch to take place prior to 1 April 1999, for Launches beyond this date, this price shall be increased by application of the escalation formula contained in Article 9 of this Agreement to the Launch Services Price from 1 October 1997 up to and including the date that is L-18 months of the initial Launch Period as determined at the date of exercise of the relevant Launch Option. Notwithstanding the foregoing, the application of the escalation formula under this subparagraph ii) shall be capped to an increase of the price of [*] per the number of quarters or portion thereof over the period considered.

          D) The Launch Services Prices stated under Paragraphs A), B), and C) under Subparagraph 13.2.2. hereafter above shall be subject to a price reduction as follows:

     i)   For Firm Launch #1:

          [*********************************************************************
          ********************]

     ii)  For Firm Launch #2:

          [*******************************************************************
          ********************]


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

     iii) For Optional Launch #1:

          a) if the Launch Option is exercised on or prior to 1 July 1998:

          [*] of the Launch Services Price under Subparagraph 8.1.1.C) i) or ii) (as increased for the initial Launch Period of Optional Launch #1), as applicable, or

          b) if the Launch Option is exercised after 1 July 1998:

          [*] of the Launch Services Price under Subparagraph 8.1.1.C) i) or ii) (as increased for the initial Launch Period of Optional Launch #1), as applicable.

          iv) For Optional Launch #2:

          a) if Optional Launch #1 has been exercised or a Replacement Lauch has been ordered on or prior to 1 July 1998, at the date of exercise of Optional Launch #2 and provided Optional Launch is exercised on or prior to 1 July 1999:

          the percentage applicable to Optional Launch #1 under Subparagraph
          iii) above or, if applicable to the Replacement Launch, plus [*] times the Launch Services Price under Subparagraph 8.1.1.C) i) or ii) as applicable (as increased for the initial Launch Period of Optional Launch #2), or

          b) in all other cases:

          [*] of the Launch Services Price under Subparagraph 8.1.1.C) i) or ii) (as applicable and as increased for the initial Launch Period of Optional Launch #2).


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

          v) For Replacement Launches ordered under this Agreement:

          Provided that the Replacement Launch is ordered no later than 31 December 2001, the percentage applicable to the last Launch ordered under this Agreement (including Replacement Launches) plus [*] times the applicable Launch Services Price under Article 13. Further, if a Replacement Launch is ordered on or prior to 1 July 1998, any further option(s) exercised hereunder shall be subject to a price reduction determined under Subparagraph 8.1.1.D)iv) above.


          The price reduction as calculated under this Sub-paragraph 8.1.1.D) shall be deducted from the payment due at L-9 months and, if the price reduction exceeds this payment, the excess price reduction shall be deducted equally from the payments at L-8 months and at L-10 months under Paragraph 10.1.1. A), B) or C) as applicable. Furthermore, notwithstanding the foregoing, in the event a Launch ordered under this Agreement is terminated, the Price Reduction of the other Launches ordered shall be recalculated to take into account such termination. Notwithstanding the foregoing, the price reduction under this Sub-paragraph 8.1.1.D) may not in any case exceed [*] of the relevant Launch Services Price under Paragraph 10.1.1A), B) or C) for any Launches under this Agreement


     8.1.2 The applicable amount mentioned in the above Sub-paragraph 8.1.1. shall be increased in a firm fixed amount as follows:


               A) For all Launches under this Agreement not covered under Subparagraph 8.1.2.B):

          (i) The amount in European Currency Units obtained by multiplying the Elected Amount by [*******************************], if Customer
               exercises the Relaunch Credit Option, or

          (ii) The amount in European Currency Units obtained by multiplying the Elected Amount by [****************], if Customer exercises the Cash Option


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

               B) For Launches (i) whose initial Launch Period is beyond 1 January 2000, or (ii) Launches postponed by Customer beyond 1 January 2000 under Paragraph 11.2.1. unless an option under this Subparagraph 8.1.2. was already exercised and the postponement does not postpone the Launch Period beyond 1 April 2000 and,

               ARIANESPACE shall use its best efforts to offer to Customer a Launch Risk Guarantee or similar coverage comparable to the Relaunch Credit option or the Cash Option under this Agreement. Such coverage shall be offered at the then applicable conditions.

               Should eventually the Ariane 5 Launch Vehicle be selected by ARIANESPACE to perform the Launch or should the Launch Period fall beyond the period of coverage provided in Subparagraph B) above, ARIANESPACE shall refund such amount within THIRTY (30) days of receipt by Customer of the corresponding written notice from ARIANESPACE with consequent cancellation of the option exercised.


        8.1.3. A) For Firm Launch #1 and for Optional Launches #1 and #2 if Customer has selected a mass of 3450 kg:

               Up to L-12 months of the Launch, Customer may increase or decrease the Satellite mass referred to under Paragraph 8.1.1. by up to one hundred fifty kilograms (150 kg.). Customer undertakes to inform ARIANESPACE as soon as possible of any Satellite mass increase or decrease from the Satellite mass stated in Paragraph
               8.1.1. hereabove.

               Any increase or decrease in mass, as provided for in this Paragraph A) above shall be subject to a price variation in the remuneration stated above in Subparagraph 8.1.1., up or down depending on whether it is an increase or decrease or mass, as follows:

                    i)   from 0 kilogram to 50 kilograms: [**************]

                    ii) from 51 kilograms to 150 kilograms: [************* *********]

                    iii) Notwithstanding subparagraphs i) and ii), if the Launch is performed by way of a dedicated Ariane 4 Launch Vehicle, ARIANESPACE shall notify Customer at L-3 months of any available extra mass on the Launch Vehicle concerned in excess of the contractual mass defined under the terms of this Article 8 at such time. Customer shall then have the right within ten days of such notification to increase the Satellite mass by such available extra mass [**************************]
                         Failing response during such period, Customer shall be deemed to have refused this additional mass.

                    iv) Notwithstanding subparagraphs i) and ii), if the Launch is performed by way of an Ariane 5 Launch Vehicle or a Shared Ariane 4 Launch Vehicle, ARIANESPACE shall notify Customer at L-3 months of any available extra mass on the Launch Vehicle concerned. Such available extra mass shall be shared with the Third Party Customer(s) of ARIANESPACE on a pro rata basis of the of the respective masses of the Satellite and the satellite(s) of the Third Party Customer(s) of ARIANESPACE. Customer shall then have the right within ten days of such notification to increase the Satellite mass by such available extra mass for the Satellite [**************************]. Failing response during such period, Customer shall be deemed to have refused this additional mass.

               The above prices are firm and fixed prices and apply for each additional kilogram or fraction of a kilogram the Satellite mass is increased or decreased.


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

B) For Firm Launch #2, and for Optional Launches #1 and #2 only if Customer has selected a mass of 4500 kg for the relevant Launch:

          Up to L-12 months of the Launch, Customer may increase or decrease the Satellite mass referred to under Paragraph 8.1.1. by up to two hundred kilograms (200 kg.). Customer undertakes to inform ARIANESPACE as soon as possible of any Satellite mass increase or decrease from the Satellite mass stated in Paragraph 8.1.1. hereabove.

          Any increase in mass, as provided for in this Paragraph B) shall be subject to a price increase in the remuneration stated above in Subparagraph 8.1.1., as follows:

               i) from 0 kilogram to 50 kilograms: [*****************]

               ii) from 51 kilograms to 200 kilograms: [********************]

               iii) Notwithstanding subparagraphs i) and ii), if the Launch is performed by way of a dedicated Ariane 4 Launch Vehicle, ARIANESPACE shall notify Customer at L-3 months of any available extra mass on the Launch Vehicle concerned in excess of the contractual mass defined under the terms of this Article 8 at such time. Customer shall then have the right within ten days of such notification to increase the Satellite mass by such available extra mass [************************]. Failing response during such period, Customer shall be deemed to have refused this additional mass.


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

               iv) Notwithstanding subparagraphs i) and ii), if the Launch is performed by way of an Ariane 5 Launch Vehicle or a Shared Ariane 4 Launch Vehicle, ARIANESPACE shall notify Customer at L-3 months of any available extra mass on the Launch Vehicle concerned. Such available extra mass shall be shared with the Third Party Customer(s) of ARIANESPACE on a pro rata basis of the of the respective masses of the Satellite and the satellite(s) of the Third Party Customer(s) of ARIANESPACE. Customer shall then have the right within ten days of such notification to increase the Satellite mass by such available extra mass for the Satellite [************************]. Failing response during such period, Customer shall be deemed to have refused this additional mass.

          Any decrease in mass, as provided for in this Paragraph B) shall be subject to a price decrease in the remuneration stated above in Subparagraph 8.1.1. as follows:

               i) from 0 kilogram to 50 kilograms: [*******************]

               ii) from 51 kilograms to 200 kilograms:

               a) [********************] if the Launch is performed by way of an Ariane 5 Launch Vehicle or if the Launch is performed by way of a dedicated Ariane 44 LP Launch Vehicle, or

               b) [****************] if the Launch is performed by way of a dedicated 44L Launch Vehicle.

          The above prices are firm and fixed prices and apply for each additional kilogram or fraction of a kilogram the Satellite mass is increased or decreased and will be paid or credited in the manner set forth under Paragraph 10.1.3.


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

          8.1.4. For the provision of Associated Services not included in the Launch Services Price and ordered by Customer after the date of execution of this Agreement and Associated Services which will have to be reperformed due to a postponement requested by Customer, the Catalogue price for the applicable year of the relevant Launch will be applied (Firm Fixed prices).

          8.2. In consideration of the options offered to Customer under this Agreement, Customer has paid to ARIANESPACE a one time Option Fee of [***********************************] at the date of execution of this Agreement. The Option Credit(s) under Paragraph 10.1.1.B) (if any) credited from this Option Fee will be considered as part of the Launch Services Price that has been paid for the Launch considered.

          8.3. Prices, expenses, and charges mentioned in the present Agreement are free of any and all French taxes and other duties. Customer will not be charged for any taxes or duties.


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

ARTICLE 9     PRICE ESCALATION FORMULA



9.1. The amount of

     A) any  Launch  Services  Price  subject  to  escalation   under  Paragraph
        8.1.1.C)i) and ii), and

     B) each payment subject to escalation under Paragraph 13.2.2. or will be escalated according to the following escalation formulae :

                                      Index
                           PA = PAo  --------
                                     (Index)o

     WHERE:

     A) For the purpose of Paragraph 8.1.1.C)i) and ii)

      PA is the escalated launch services price under Paragraph 10.1.1C)ii) in US Dollars.

      PA       is [**********************************************]

      Index is the US Department of Labor, Bureau of Labor Statistics index for the "Private Business Sector, All Persons, Productivity, Hourly Compensation, Unit Labor Costs and Price Seasonally adjusted, Table 1" a) 1 October 1996 value for the application of Paragraph 8.1.1.C)i) and b) 1 October 1997 value for the application of Paragraph 8.1.1.C)ii).

      Index is the same index as defined above with official value valid for the month corresponding to L-18 months of the Optional Launch as determined at the date of exercise of the relevant Launch Option.

      This index being published on a quarterly basis, its value is defined as follows :


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

     (i) The index corresponding to the first month of a quarter is the index published for the previous quarter.

          Example : January 85 index is the one issued for the last quarter of 84 (IV-84).

     (ii) The index corresponding to the second or the third month of a quarter is calculated by linear interpolation.

          Example : February 85 index is equal to January 85 index (IV-84) plus one third of (April 85 index (I-85) minus January 85 (IV-84) index).


B) For the purpose of Paragraph 13.2.2.:

     PA is the escalated payment amount in US Dollars.

     PA is the unescalated payment amount in US Dollars.

     Index is the US Department of Labor, Bureau of Labor Statistics index for the "Private Business Sector, All Persons, Productivity, Hourly Compensation, Unit Labor Costs and Price Seasonally adjusted, Table 1" November 1995 value.

     Index is the same index as defined above with official value valid for the month corresponding to the month in which the payment is due.

     This index being published on a quarterly basis, its value is defined as follows :

     (i) The index corresponding to the first month of a quarter is the index published for the previous quarter.

          Example : January 85 index is the one issued for the last quarter of 84 (IV-84).

     (ii) The index corresponding to the second or the third month of a quarter is calculated by linear interpolation.

          Example : February 85 index is equal to January 85 index (IV-84) plus one third of (April 85 index (I-85) minus January 85 (IV-84) index).

9.2. Should one or several indices used in the escalation formula cease to be issued by the relevant Authority(ies), the index (indices) intended for substitution will be proposed by ARIANESPACE for agreement by Customer, unless the index (indices) is (are) imposed or recommended by the Authority(ies), in which case the imposed or recommended index (indices) shall apply.

Article 10 Payment SCHEDULE



10.1. Payment of the remunerations under Paragraph 8.1. of Article 8 of this Agreement shall be made in accordance with the following payment schedules :

      10.1.1.

          For the price referred to under the relevant Subparagraph of Paragraph 8.1.1.:

          A) For the Firm Launch #1

---------------------------   --------------------------------------------------
          DATE                Percentage  of the portion of the Launch  Services
                              Price  referred  to in  Subparagraph  8.1.1.A)  of
                              Article 8 of this Agreement
---------------------------   --------------------------------------------------
    [***********]                           [************]
---------------------------   --------------------------------------------------
      [****]                                [************]
---------------------------   --------------------------------------------------
      [****]                                [************]
---------------------------   --------------------------------------------------
      [****]                                [************]
---------------------------   --------------------------------------------------
      [****]                                [************]
---------------------------   --------------------------------------------------
      [****]                                [************]
---------------------------   --------------------------------------------------
      [****]                                [************]
---------------------------   --------------------------------------------------
      [****]                                [************]
---------------------------   --------------------------------------------------
      [****]                                [************]
---------------------------   --------------------------------------------------
      [****]                                [************]
---------------------------   --------------------------------------------------
      [****]                                [************]
---------------------------   --------------------------------------------------
      [****]                                [************]
---------------------------   --------------------------------------------------
      [****]                                [************]
---------------------------   --------------------------------------------------
      [****]                                [************]
---------------------------   --------------------------------------------------
      [****]                                [************]
---------------------------   --------------------------------------------------


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

---------------------------   --------------------------------------------------
      [****]                                 [************]
---------------------------   --------------------------------------------------
      [****]                                 [************]
---------------------------   --------------------------------------------------
      [****]                                 [************]
---------------------------   --------------------------------------------------
      [****]                                 [************]
---------------------------   --------------------------------------------------
      [****]                                 [************]
---------------------------   --------------------------------------------------


     Where

     * Pr means the price reduction calculated under Subparagraph 8.1.1.D).The Parties agree that, at the date hereof, this price reduction for the Launch Services Price under Paragraph 8.1.1.A), equals [****************]

     [*************************]

          [*********************************************************************
          **********************************************************************
          **********************************************************************
          **********************************************************************
          **********************************************************************
          **********************************************************************
          **********************************************************************
          **********************************************************************
          **********************************************************************
          **********************************************************************
          **********************************************************************
          *******************************************************************]


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

B) For the Firm Launch #2

---------------------------   --------------------------------------------------

          DATE Percentage of the portion of the Launch Services Price referred to in Subparagraph 8.1.1.B) of Article 8 of this Agreement
---------------------------   --------------------------------------------------

      [***********]                     [******************************
                                         *****************************]
---------------------------   --------------------------------------------------
    [****************]                      [*******************
                                      ********************************]
---------------------------   --------------------------------------------------
[************************]                  [************************]
     ************]
---------------------------   --------------------------------------------------
       [**********]                               [**********]
---------------------------   --------------------------------------------------
       [**********]                               [**********]
---------------------------   --------------------------------------------------
       [**********]                               [**********]
---------------------------   --------------------------------------------------
       [**********]                               [**********]
---------------------------   --------------------------------------------------
       [**********]                               [**********]
---------------------------   --------------------------------------------------
       [**********]                               [**********]
---------------------------   --------------------------------------------------
       [**********]                               [**********]
---------------------------   --------------------------------------------------
       [**********]                               [**********]
---------------------------   --------------------------------------------------
       [**********]                               [**********]
---------------------------   --------------------------------------------------
       [**********]                               [**********]
---------------------------   --------------------------------------------------
       [**********]                               [**********]
---------------------------   --------------------------------------------------
       [**********]                               [**********]
---------------------------   --------------------------------------------------
       [**********]                               [**********]
---------------------------   --------------------------------------------------
       [**********]                               [**********]
---------------------------   --------------------------------------------------
       [**********]                               [**********]
---------------------------   --------------------------------------------------
       [**********]                               [**********]
---------------------------   --------------------------------------------------
       [**********]                               [**********]
---------------------------   --------------------------------------------------


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

     Where

     * Pr means the price reduction under Subparagraph 8.1.1.D).The Parties agree that, at the date hereof, this price reduction for the Launch Services Price under Paragraph 8.1.1.B), equals [**********]

          C) For Optional Launches #1 and #2:

               i) If Customer selects a baseline mass of 3450 kg, for the prices referred to in Paragraph 8.1.1.C)i) :


---------------------------   --------------------------------------------------
          DATE                      Percentage of the portion of the relevant
                                      Launch Services Price referred to in
                                  Subparagraphs 8.1.1. C)i) of Article 8 of this
                                                  Agreement
---------------------------   --------------------------------------------------
      [**********]                      [***************************]
---------------------------   --------------------------------------------------
      [**********]                                [*****]
---------------------------   --------------------------------------------------
      [**********]                                [*****]
---------------------------   --------------------------------------------------
      [**********]                                [*****]
---------------------------   --------------------------------------------------
      [**********]                                [*****]
---------------------------   --------------------------------------------------
      [**********]                                [*****]
---------------------------   --------------------------------------------------
      [**********]                                [*****]
---------------------------   --------------------------------------------------
      [**********]                                [*****]
---------------------------   --------------------------------------------------
      [**********]                                [*****]
---------------------------   --------------------------------------------------
      [**********]                                [*****]
---------------------------   --------------------------------------------------
      [**********]                                [*****]
---------------------------   --------------------------------------------------
      [**********]                                [*****]
---------------------------   --------------------------------------------------
      [**********]                                [*****]
---------------------------   --------------------------------------------------
      [**********]                                [*****]
---------------------------   --------------------------------------------------
      [**********]                                [*****]
---------------------------   --------------------------------------------------
      [**********]                                [*****]
---------------------------   --------------------------------------------------
      [**********]                                [*****]
---------------------------   --------------------------------------------------
      [**********]                                [*****]
---------------------------   --------------------------------------------------


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

---------------------------   --------------------------------------------------
    [************]                               [*****]
---------------------------   --------------------------------------------------



          Where:

          *the Option Credit means:

          For Optional Launch #1: [*********]

          For Optional Launch #2 : [*********]

          ** Pr means the applicable price reduction under Subparagraph 8.1.1.
          D) If the Price Reduction concerned exceeds the value of this payment, the excess Price Reduction shall be equally aportioned between the payments due at L-10 months and L-8 months.

          *** [***********************************************]


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

               ii) If Customer selects a baseline mass of 4500 kg, for the prices referred to in Paragraph 8.1.1.C)ii) :

---------------------------   --------------------------------------------------
         DATE                  Percentage of the portion of the Launch Services
                                 Price referred to in Subparagraph 8.1.1.C)ii)
                                        of Article 8 of this Agreement
---------------------------   --------------------------------------------------
    [**********]                            [***************]
---------------------------   --------------------------------------------------
    [**********]                                 [*****]
---------------------------   --------------------------------------------------
    [**********]                                 [*****]
---------------------------   --------------------------------------------------
    [**********]                                 [*****]
---------------------------   --------------------------------------------------
    [**********]                                 [*****]
---------------------------   --------------------------------------------------
    [**********]                                 [*****]
---------------------------   --------------------------------------------------
    [**********]                                 [*****]
---------------------------   --------------------------------------------------
    [**********]                                 [*****]
---------------------------   --------------------------------------------------
    [**********]                                 [*****]
---------------------------   --------------------------------------------------
    [**********]                                 [*****]
---------------------------   --------------------------------------------------
    [**********]                                 [*****]
---------------------------   --------------------------------------------------
    [**********]                                 [*****]
---------------------------   --------------------------------------------------
    [**********]                                 [*****]
---------------------------   --------------------------------------------------
    [**********]                                 [*****]
---------------------------   --------------------------------------------------
    [**********]                                 [*****]
---------------------------   --------------------------------------------------
    [**********]                                 [*****]
---------------------------   --------------------------------------------------
    [**********]                                 [*****]
---------------------------   --------------------------------------------------
    [**********]                                 [*****]
---------------------------   --------------------------------------------------


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

     Where

          *the Option Credit means:

          For Optional Launch #1:  [**********]

          For Optional Launch #2 : [**********]

          ** Pr means the price reduction calculated under Subparagraph 8.1.1.
          D) If the Price Reduction concerned exceeds the value of this payment, the excess Price Reduction shall be equally aportioned between the payments due at L-10 months and L-8 months.

     10.1.2. The price of the Relaunch Credit Option or the Cash Option shall be paid in accordance with the following payment schedule:


---------------------------   --------------------------------------------------
         DATE Percentage of the price of the applicable option referred to in Sub-paragraph 8.1.2. of Article 8 of this Agreement
---------------------------   --------------------------------------------------
    Date of exercise                               [***]


    L minus 3 months                               [***]
---------------------------   --------------------------------------------------


     10.1.3. The price increase or decrease under Paragraph 8.1.2. for variation of the Satellite mass shall be due or, in the event of a price decrease, credited by ARIANESPACE at the date of the next payment due under Paragraph 10.1.1. immediately following notification to ARIANESPACE by Customer under Paragraph 8.1.2.A) or B). If no such payment remains due under the relevant payment schedule, the price increase or decrease, shall be due at the applicable date referred to above under this Paragraph 10.1.2. and payable thirty days thereafter, or, notwithstanding Paragraphs 10.3.1. and 10.3.2. shall be payable five days before the Launch Day whichever is the earlier.

     10.1.4. The Option Fee under Subparagraph 8.2. has been paid at the date of execution of this Agreement.


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

10.2. Payment for Associated Service(s)

     Associated Services referred to in Paragraph 8.1.3. of this Agreement shall be paid against ARIANESPACE invoice presented upon completion of the corresponding service(s). Associated Services included in the Launch Services Price which are not actually used by Customer are not subject to a reimbursement by ARIANESPACE to Customer.

10.3. Terms and conditions of payment/ARIANESPACE's invoices

     10.3.1. In all cases where this Agreement establishes a precise payment date, payment shall be made on such date, or within thirty (30) days of Customer's receipt of the corresponding ARIANESPACE invoice, whichever is later, except for the first payment provided for in Paragraph 10.1. of this Article and for the Option Fee under Subparagraph 8.2. , for which invoice(s) will be presented and paid upon execution of this Agreement.

     10.3.2. In all cases where this Agreement does not establish a precise payment date, payment shall be made on the date that payment becomes due, or within thirty (30) days of Customer's receipt of the corresponding ARIANESPACE invoice, whichever is later.

     10.3.3. ARIANESPACE invoices may contain, if applicable, the provisional application of the escalation formula set forth in Article 9 of this Agreement, using the most recent indices available on the date of said invoice.

     10.3.4. A complementary ARIANESPACE invoice, showing the definitive total(s) after application of the escalation formula set forth in
             Article 9 of this Agreement, shall be prepared following publication of the indices applicable on the due date for payment.

     10.3.5. Any and all ARIANESPACE invoices shall be drawn up in two copies (one original and one copy) and sent to :

               PanAmSat Corporation

               One Pickwick Plaza

               Greenwich, Connecticut 06830

               USA

               Attention: Comptroller

               The method for calculating the amount of each such invoice shall be shown clearly.

       10.3.6. Payments shall be made, to the account(s) designated on the relevant invoice, by telegraphic bank transfer, free of charge for ARIANESPACE, with telex notice from the issuing bank to the receiving bank. ARIANESPACE shall be responsible for telex expenses. The notice shall clearly state the value date to be applied and the bank through which the funds will be made available to the receiving bank or its correspondent.

               Payment shall be effective as of the date on which the amount of the ARIANESPACE invoice is received by ARIANESPACE's bank.

       10.3.7. Customer's payment(s) shall be in the amount(s) invoiced by ARIANESPACE, and shall be made net, free and clear of any and all taxes, duties, or withholdings that may be imposed in the Country from which they are paid so that ARIANESPACE receives each such payment in its entirety as if no such tax, duty, or withholding had been made.

10.4. Late Payment

     10.4.1. In the event of late payment, Customer shall pay ARIANESPACE during the delay interest equal to the average Base Rate increased by one
             (1) point. The computation of interest for late payments shall be based on a year of 360 days.

             In the event that such late payment has not been cured by Customer at latest fifteen (15) days after written notice to that effect by ARIANESPACE, ARIANESPACE shall be entitled to suspend any and all of its activities in preparation for the Launches during any such period of non-payment and to reschedule the Launches under Subparagraph 11.3.1. of Article 11 of this Agreement.

10.5. Waiver of Deferral, Withholding or Set-off

     Customer irrevocably waives any right to defer, withhold or set-off by counterclaims or otherwise all or any part of any payment under this Agreement for any reason whatsoever. All payments due under this Agreement shall be made in their entirety and on the dates set out under this Agreement.

ARTICLE 11  LAUNCH POSTPONEMENTS/ACCELERATION



11.1. Each postponement of the Launch Period, the Launch Slot, the Launch Day or the Launch Time, for whatever reason, shall be governed by the following conditions, and any right of the Parties which is not mentioned in this Agreement shall be expressly excluded.

11.2. Postponements requested by Customer

     11.2.1. Postponement of Launch Period or Launch Slot

          11.2.1.1. Customer shall have the right for any reason whatsoever to postpone either the Launch Period of the Launch or the Launch Slot once determined, in which case it will propose by notifying in writing to ARIANESPACE the new requested Launch Period or, as the case may be, a new requested Launch Slot.

          11.2.1.2. Within two weeks of receipt of Customer's written request, ARIANESPACE shall inform Customer whether a Launch Opportunity exists within the Launch Period, or within the Launch Slot requested, or will propose a new Launch Period or Launch Slot. Customer shall have a thirty (30) day period following receipt of ARIANESPACE's proposition to give its written consent or to propose an alternative Launch Period in which case the procedure stated in Paragraph 11.2.1.1. hereabove shall apply.

          11.2.1.3. Should for a Launch under this Agreement, the aggregate duration of all postponements other than the duration of any postponement under Paragraph 11.2.1.5. requested by Customer under this Agreement exceed a total of twelve (12) months (to the exclusion of postponements due to Force Majeure Events up to a cumulative maximum of six months per Launch), the Launch Services Price of the relevant Launch shall be adjusted as if the Launch had been postponed under the provisions of Paragraph 11.2.1.5..

          11.2.1.4. [***********************************************************
                    ***********************************]

          11.2.1.5 Notwithstanding the foregoing, Customer shall have the right to postpone the nominal Launch Period of Optional Launches #1 and #2 by written notice received by ARIANESPACE prior to the exercise of a Launch Option and no later than L-18 months of the Optional Launch concerned. Postponement of an Optional Launch under the conditions of this Paragraph shall postpone the date of exercise of the Optional Launch correlatively and shall cause an adjustment of the Launch Services Price under the conditions of Paragraphs 8.1.1.C) and the applicable payment schedule shall be suspended under the conditions of Paragraph 11.4. provided that, in accordance with Paragraph 4.4., in no event may Customer exercise its right under this Paragraph 11.2.1.5. to postpone a Launch beyond a six month Launch Period starting:

                    (2)i) for Optional Launch #1: 1 January 2001, and

                    ii) for Optional Launch #2: 1 July2001.

          11.2.2. Postponement of the Launch Day and/or Launch Time within Launch Slot

               11.2.2.1. Customer shall have the right, upon written request, to postpone the Launch Day within the Launch Slot, for any reason whatsoever. The choice of a new Launch Day shall be made by mutual agreement of the Parties taking into account the technical needs and interests of Customer and the Third Party Customer(s) of ARIANESPACE, the time necessary for the revalidation of the Launch System, and the meteorological forecasts.


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

               11.2.2.2. Each  such   postponement   shall  be  subject  to  the
                         following postponement fees to be paid by Customer:


          Date                  Postponement fees per effective day of
      of request                           Postponement for a
   for Postponement                          Launch in 1997

  [*****************                             [*****]
  *****]

  [***************]                            [**********]

  [***************]                            [**********]

  [***************]                            [**********]

  [***************]                            [**********]

  [***************]                            [**********]

  [***************]                            [**********]


         Where

                  D = Launch Day within the Launch Slot.

                  * = First and last day included

     11.2.2.3. Postponement requests, received by ARIANESPACE, once the filling of the cryogenic stage has been started or has already been achieved, shall be subject to an additional payment of [** ***********************************************]


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

     11.2.2.4. The amounts set forth in Paragraphs 11.2.2.2. and 11.2.2.3. are valid for a Launch to occur in calendar year 1997. For a Launch taking place after calendar year 1997, these amounts will vary in the same proportion as the price of Associated Services, such increase being in any case limited to 10% per year. Said amounts are due for payment as of the date of said postponement request.


     11.2.2.5. Should   postponement   of  the  Launch  Day   finally   lead  to
               postponement beyond the Launch Slot, Paragraph 11.2.1. of Article 11 of this Agreement, shall govern.

     11.2.2.6. Postponements by Customer of the Launch Time within the Launch Window may only be requested during the countdown period. If, after Customer has requested such postponement, technical reasons, including those linked with the Third Party Customer(s) of ARIANESPACE, or meteorological reasons prevent ARIANESPACE from performing the Launch in the Launch Window opening during the Launch Day, this postponement shall be considered as a postponement of the Launch Day, and Sub-paragraphs 11.2.2.2. and
               11.2.2.3. of Article 11 of this Agreement, shall govern.

11.2.3. Notwithstanding the foregoing, no postponement fees shall be payable to ARIANESPACE for postponements as a result of:

     (i) an Event of Force Majeure up to a cumulative period of six (6) months, and/or

     (ii) any damage(s) to the Property of Customer and/or the property of its Associates when caused by ARIANESPACE and/or Third Party Customer(s) of ARIANESPACE and/or other customers of ARIANESPACE and/or their Associates, and/or

     (iii) any damage(s) for bodily harm sustained by Customer and/or its Associates when caused by ARIANESPACE and/or Third Party Customer(s) of ARIANESPACE and/or other customers of ARIANESPACE and/or its or their Associates.

     11.2.4. The postponement by Customer of the Launch Day, Launch Window or Launch Time shall not be subject to the payment of postponement fees when it is due to ARIANESPACE's non-fulfillment of its obligations. In this event, provided that ARIANESPACE has not cured such non-fulfillment within ten days of a notice to that effect by Customer and subject to such failure making the Launch impossible within the Launch Period, Launch Slot or during Launch Window of the Launch Day, or at the Launch Time, the terms of Paragraph 11.3. of Article 11 of this Agreement shall govern.

             Such postponement shall be deemed to have been requested by ARIANESPACE at the date of Customer's request for a postponement of the Launch.

     11.2.5. In no event shall the aggregate liability of Customer which shall be due to ARIANESPACE under this Paragraph 11.2. exceed for a Launch under this Agreement [******************************
             **********************]

11.3. Launch postponement requested by ARIANESPACE

     11.3.1. ARIANESPACE shall have the right to postpone the Launch, for the following reasons :

          11.3.1.1. Postponement of Launch Period and of Launch Slot.

                    a) ARIANESPACE or its Associates encounter adverse technical problems preventing the Launch from taking place under satisfactory conditions of safety or reliability.


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

                    b) ARIANESPACE cannot perform the Launch as a Double Launch for any reason whatsoever.

                    c) ARIANESPACE is requested to perform replacement launch(es), or to launch scientific satellite(s) whose mission(s) may be degraded in the event of postponement.

                    d) ARIANESPACE reschedules the launch(es) due to postponement(s) by ARIANESPACE of satellite(s) having an earlier Launch Period or Slot than Customer's Satellite(s).

     11.3.1.2. Postponement of Launch Day within the Launch Slot and/or Launch Time within the Launch Window.

                    a)   For any of the reasons listed in Subparagraph 11.3.1.1.
                         a) b) c) and d) above, and

                    b) If ARIANESPACE cannot perform the Launch as a Shared Launch for any reason whatsoever.

     11.3.2. The Parties shall determine by mutual agreement a new Launch Period and/or a new Launch Slot as near as possible to the postponed one in accordance with the following criteria :

                 -  the availability of a Launch Possibility;

                 -  Launch Rank of Customer's Satellite ;

                 -  date of signature of this Agreement.

               The Launch Day and the Launch Window within the new Launch Slot shall be determined by ARIANESPACE according to the technical constraints of ARIANESPACE, Customer and the Third Party Customer(s) of ARIANESPACE, and their respective interests.

               In the event that ARIANESPACE shall be obliged to postpone the launch of a satellite of another client of ARIANESPACE ("Third Party Launch") in order to make available a Launch Possibility for Customer's Satellite, then , in determining which satellite to retain on such Third Party Launch, ARIANESPACE shall retain the satellite which is compatible in size with Customer's Satellite or, if two or more satellites on such Third Party Launch are compatible in size and in class with Customer' Satellite, ARIANESPACE shall apply the criteria numbered (1) to
               (3) inclusive in, and in the order which is set out in Sub-paragraph 11.3.2. of this Article 11.

     11.3.3. The postponement by ARIANESPACE of the Launch Period, Launch Slot, Launch Day, Launch Window, or Launch Time is not subject to the payment of postponement fees by Customer, unless it is due to Customer's non-fulfillment of its obligations under this Agreement.

             In this event, provided that Customer has not cured such non-fulfillment within ten days of a notice to that effect from ARIANESPACE and subject to such failure making the Launch impossible within the Launch Period, Launch Slot, or during Launch Window of the Launch Day, or at the Launch Time :

               - The terms of Sub-paragraph 11.2.1. of Article 11 of this Agreement shall govern if ARIANESPACE decides to postpone the Launch Period or the Launch Slot ;

               - The terms of Sub-paragraph 11.2.2. of Article 11 of this Agreement shall govern if ARIANESPACE decides to postpone the Launch Day.

             Such a postponement shall be considered as requested by Customer as of the date of Customer's non-fulfillment of its obligations.

     11.3.4. Postponements of Launches by ARIANESPACE shall not be subject to the payment of liquidated damages by Customer.

11.4. Any Launch postponement provided for in Article 11 of this Agreement shall not modify the progress payment schedule set forth in Paragraph 10.1. of
      Article 10 of this Agreement. Notwithstanding the foregoing:

     i) Should a Launch be postponed one or more times by ARIANESPACE in accordance with Sub-paragraph 11.3.1. or 11.2.4., then Customer shall be allowed, for the Launch, [*************************************************
     ***************************************************************************
     ***************************************************************************
     ***************************************************************************
     ***************************************************************************
     ***************************************************************************
     ***************************************************************************
     ***************************************************************************
     ***************************************************************************
     **********************************]

     ii) if Customer postpones an Optional Launch under the provisions of Paragraph 11.2.1.5., the payments due after the date of such postponement under the payment plan of Paragraph 8.1.1B) shall be suspended and then resumed and shifted forward by the duration of the Customer postponement under Paragraph 11.2.1.5.

11.5. Acceleration of a Launch Period or of a Launch Slot

     11.5.1. ARIANESPACE undertakes to inform Customer of any LaunchOpportunity which may appear during the period included between:

          (i) the first day of the concerned initial Period and the first day of the Launch Period or of the Launch Slot allocated to the Launch concerned under Subparagraph 11.3.2., in the case of Customer not having requested a postponement earlier; or

          (ii) the first day of the last Launch Period or of the last Launch Slot requested by Customer under Subparagraph 11.2.1.1., and the actual Launch date of the Launch concerned, in the case of Customer already having requested postponement of the Launch concerned.

     Within a period of fifteen (15) days from notification by ARIANESPACE, Customer may take advantage of its first right of refusal to accelerate a Launch to any Launch Opportunity so indicated by ARIANESPACE. If it has not replied within that time, it will be considered that Customer has declined the offer for an advancement.


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

     11.5.2. In addition, Customer may, at any time, request that ARIANESPACE accelerate a given Launch Period or Slot to a date which Customer will designate. As quickly as possible, and at the latest within thirty days following receipt of this request, ARIANESPACE will let Customer know if there is a Launch Opportunity within the requested period and will make every effort to allocate to the Launch in question the Launch Opportunity nearest to the date requested by Customer.

     11.5.3. For the purposes of application of Paragraph 11.3.4. of this
             Article 11, the number of days by which the Launch under this Agreement has been accelerated under this Paragraph 11.5. will be deducted from the number of days for which ARIANESPACE must pay Customer liquidated damages for the Launch.

     11.5.4. In the case of the Launch Period or the Launch Slot of the Launch being accelerated as stipulated in this Paragraph, the payments remaining due at the date to which such Launch has been accelerated will be advanced by a period equal to that of the acceleration of such Launch and the net present value of the applicable Launch Services price shall be restored using the Base Rate as rate of return. Such adjustment shall be due by Customer to ARIANESPACE as of the date of the decision of acceleration is made.

ARTICLE 12  RIGHT OF OWNERSHIP AND CUSTODY



12.1. The obligations of ARIANESPACE under this Agreement being strictly limited to the Services set forth in this Agreement, Customer acknowledges that at no time shall it have any right of ownership of, or any other right in, or title to, the Property of ARIANESPACE. Said Property shall at all times be considered to be the absolute property of ARIANESPACE.

12.2. On the other hand, ARIANESPACE acknowledges that at no time during the implementation of this Agreement shall it have any right of ownership, or any other right in, or title to, the Property of Customer. Said Property shall at all times be considered to be the absolute property of Customer.

12.3. At all times during the implementation of this Agreement, each Party shall be deemed to have full custody and possession of the Property it is deemed to own.

12.4. ARIANESPACE is hereby authorized to destroy, without indemnity or damages being payable to Customer, the Launch Vehicle and the Satellite in the event that, following ignition of the Launch Vehicle, such action shall prove necessary to avoid damage to persons or property. The foregoing shall not be deemed to waive Customer's rights for the Launch under Paragraph 4.4 of this Agreement.

ARTICLE 13  REPLACEMENT LAUNCH



13.1. Terms

     13.1.1. Customer is entitled to request a Replacement Launch from ARIANESPACE in the event that, following the Launch, either the Launch Mission or the Satellite Mission has not been accomplished for any reason whatsoever. Replacement Launch Services are subject to the conditions set forth in Article 13 of this Agreement. Any and all other rights and remedies of Customer are excluded whatever their nature.

     13.1.2. Customer shall be entitled to have a Replacement Launch Slot allocated to it by ARIANESPACE within [************************** *******] following the calendar month within which a written Replacement Launch request has been received by ARIANESPACE or within such longer period as may be indicated by Customer in said request up to a maximum of twenty six calendar months after the date of Customer's request.

     13.1.3. The written Replacement Launch request must:

             -have been received by ARIANESPACE no later than the second calendar month following the month in which the cause of the failure of either the Launch Vehicle Mission or the Satellite Mission has been established, except that such Satellite Mission failure must have occurred within the twenty-seven (27) calendar month period following the Launch Slot of the initial Launch.

             Notwithstanding the foregoing, if Customer is entitled to a Reflight, such written request shall be received by ARIANESPACE within the ninety (90) day period following the date when the Parties have agreed on a Launch Failure.


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

             -indicate the Launch Period requested by Customer within the period under Paragraph 13.1.2. of Article 13 of this Agreement. It is understood that the replacement Satellite and its Ancillary Equipment shall be placed at ARIANESPACE's disposal pursuant to the schedule of Annex 3 to this Agreement, L being the first day of the Launch Period desired by Customer.

     13.1.4. ARIANESPACE shall inform Customer, within the calendar month following receipt of said request, if a Launch Opportunity exists within the requested Launch Period and, in any event, shall allocate a Launch Period (and if reasonably practicable a Launch
             Slot) to Customer, whose first day shall be earlier than the expiration of the period specified in Paragraph 13.1.2. of Article 13 of this Agreement by postponing if necessary the launch of another customer of ARIANESPACE other than a replacement launch requested prior to Customer's order of the Replacement Launch under this Paragraph. The Launch Slot allocated shall not begin earlier than the beginning of the Launch Period requested by Customer.

     13.1.5. The replacement Satellite shall be in accordance with the interface control file (DCI) governing the initial payload.

             Notwithstanding the foregoing, if Customer is entitled to a Replacement Launch, the replacement satellite may differ from the DCI and need not have the same satellite mission (i.e. it may be another satellite in Customer's fleet of satellites awaiting launch). In such a case, the Parties agree to adjust consequently this Agreement, including the technical annexes and ARIANESPACE shall allocate to Customer the nearest Launch Opportunity.

13.2. Conditions

     13.2.1 Except for a Reflight, remuneration for Replacement Launch Services shall be the then applicable price for a satellite of a mass similar to that of the replacement Satellite under the ARIANESPACE pricing policy for a Launch at the date of the Replacement Launch, adjusted for the costs of refinancing due to the shorter payment schedule, as well as any charges for modification of equipment with respect to the Launch Vehicle designated for the Replacement Launch, that ARIANESPACE shall have incurred.

     13.2.2. A) Notwithstanding Sub-paragraph 13.2.1. hereabove, the Launch Services Price for a Replacement Launch which is not a Reflight taking place at the latest by:

               i) twenty four (24) months after the actual date of the Launch if said Launch has resulted in a Launch Failure, or

               ii) in all other cases, 31 December 2003.

            shall be a fixed price of:

            a) [****************************************************************
               *********] for an individual mass of 3450 kg, or

            The above prices is, subject to reduction under Paragraph 8.1.1.D) and is based on: i) November 1995 economic conditions and ii) the following payment schedule:


--------------------------- ----------------------------------------------------
          DATE                   Pertcentage of the portion of the Launch
                               Services Price referred to in this Subparagraph
                                              13.2.2.A)
--------------------------- ----------------------------------------------------
      [*********]                               [***]
--------------------------- ----------------------------------------------------
      [*********]                               [***]
--------------------------- ----------------------------------------------------
      [*********]                               [***]
--------------------------- ----------------------------------------------------
      [*********]                               [***]
--------------------------- ----------------------------------------------------
      [*********]                               [***]
--------------------------- ----------------------------------------------------
      [*********]                               [***]
--------------------------- ----------------------------------------------------
      [*********]                               [***]
--------------------------- ----------------------------------------------------
      [*********]                               [***]
--------------------------- ----------------------------------------------------
      [*********]                               [***]
--------------------------- ----------------------------------------------------


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

          The price referred to in this Paragraph 13.2.2.A)i) shall be adjusted as appropriate using a) the Base Rate against the shortened payment schedule in order to restore the net present value in all cases where the date of request of the Replacement Launch does not permit to respect the above payment schedule and b) the escalation formula contained in Article 9 of this Agreement from November 1995 up to and including the due date of each progress payment.

          b) the price set forth under Paragraph 8.1.1.C)ii) for an individual mass of 4500 kg and payable as per the payment plan under Paragraph 10.1.1.C).

          The price referred to in this Paragraph 13.2.2.A) shall be adjusted as appropriate using the Base Rate against the shortened payment schedule in order to restore the net present value in all cases where the date of request of the Replacement Launch does not permit to respect the above payment schedule.

     B) At the time of order of the Replacement Launch, Customer may increase or decrease the Satellite mass referred to under Paragraph 13.2.2. A):

          i) under the conditions stated under Paragraph 8.1.3.A) if Customer has selected an individual mass of 3450 kg, or

          ii) under the conditions stated under Paragraph 8.1.3.B) if Customer has selected an individual mass of 4500 kg.

          Except that in both cases, the applicable price shall be due at the date of order of the Replacement Launch.

     C) Furthermore for Launches with an initial Launch Period starting on or after 1 January 2001, the prices set forth in Paragraphs 13.2.2.A) and
          B) shall only be valid if at the date of order of the Replacement Launch, the fixing rate published by the Paris Stock Exchange for the exchange rate between the French Franc/U.S. Dollar is equal to or higher than [*****************] Should the U.S. Dollar fall under the above stated value at said date, the prices shall be adjusted accordingly.


     13.2.3. The remuneration for Associated Service(s) shall be the applicable price for a Launch to take place within the calendar year of the Replacement Launch.

     13.2.4. The price set forth in Paragraphs 13.2.1. of Article 13 of this Agreement shall be escalated in accordance with Article 9 of this Agreement on the basis of economic conditions prevailing on the date that said price is determined.

     13.2.5. The payment schedule shall enable the payment of the entire price for Replacement Launch Services prior to said Replacement Launch.

     13.2.6. Except for a Reflight, any Replacement Launch shall form the subject of a separate launch services agreement drafted in accordance with the principles set forth in this Agreement.


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

ARTICLE 14  ALLOCATION OF POTENTIAL LIABILITIES AND RISKS



14.1. Allocation of damages and risks caused by one of the Parties and/or its Associates to the other Party and/or its Associates.

     14.1.1. Due to the special character of Services, the Parties have agreed that any liability of ARIANESPACE or of Customer arising from the defective, late, or non-performance of ARIANESPACE's Services and Customer's technical obligations under this Agreement shall, in all circumstances, including termination of this Agreement, be strictly limited to the liability expressly provided for in this Agreement, to the exclusion of any other remedies or claims for damages or indemnities.

     14.1.2. Each Party shall bear any and all loss of or damage to property and any bodily harm (including death) and all consequences, whether direct or indirect, of such loss, damage or bodily harm (including death), and/or of a Launch Mission failure and/or of a Satellite Mission failure, which it or its Associates may sustain that arises in any way in connection with this Agreement or the performance of this Agreement. Each Party irrevocably agrees to a no-fault, no-subrogation, inter-party waiver of liability, and waives the right to make any claims or to initiate any proceedings whether judicial, arbitral, or administrative on this account against the other Party or that other Party's Associates for any reason whatsoever.

             Each Party agrees to bear the financial and any other consequences of such loss, damage or bodily harm (including death) and/or of a Launch Mission failure and/or a Satellite Mission failure which it or its Associates may sustain, without recourse against the other Party or the other Party's Associates.

     14.1.3 In the event that one or more Associates of a Party shall proceed against the other Party and/or that Party's Associates as a result of such loss, damage or bodily harm (including death) and/or Launch Mission failure and/or Satellite Mission failure, the first Party shall indemnify, hold harmless, dispose of any claim, and defend, when not contrary to the governing rules of procedure, the other Party and/or its Associates, as the case may be, from any liability or expense, including attorneys' fees, on account of such loss, damage or bodily harm (including death) and/or Launch Mission failure and/or Satellite Mission failure and shall pay all expenses and satisfy all judgments and awards which may be incurred by or rendered against that other Party and or its Associates.

14.2. Loss or damage or bodily harm caused or sustained by Third Party Customer(s) of ARIANESPACE or its (their) Associates

     14.2.1 Each Party shall bear any and all loss or damage to property and any bodily harm (including death) and all consequences, whether direct or indirect, of such loss, damage or bodily harm (including death) and/or Launch Mission failure and/or Satellite Mission failure, which it or its Associates may sustain, that is caused, in any way, by (a) Third Party Customer(s) of ARIANESPACE or its (their) Associates in connection with or by the performance of this Agreement and/or the agreement signed by ARIANESPACE with such Third Party Customer(s) of ARIANESPACE.

     14.2.2 Customer hereby irrevocably agrees to a no-fault, no-subrogation, inter-party waiver of liability and waives the right to make any claims or to initiate any proceedings whether judicial, arbitral, administrative or otherwise on account of any such loss, damage or bodily harm (including death) and/or Launch Mission failure and/or Satellite Mission failure against Third Party Customer(s) of ARIANESPACE, and/or ARIANESPACE and/or their respective Associates for any reason whatsoever.

             Customer agrees to bear the financial and any other consequences of such loss, damage or bodily harm (including death) and/or Launch Mission failure and/or Satellite Mission failure caused in any way by (a) Third Party Customer(s) of ARIANESPACE or its (their) Associates without recourse against the Third Party Customer(s) of ARIANESPACE and/or ARIANESPACE and/or their respective Associates.

             In the event that one or more of Customer's Associate(s) proceed against the Third Party Customer(s) of ARIANESPACE and/or ARIANESPACE and/or their respective Associates as a result of such loss, damage or bodily harm (including death) and/or Launch Mission failure and/or Satellite Mission failure caused in any way to it by such Third Party Customer(s) of ARIANESPACE or its (their) Associates, Customer shall indemnify, hold harmless, dispose of any claim and defend, when not contrary to the governing rules of procedure, such Third Party Customer(s) of ARIANESPACE, and/or ARIANESPACE and/or their respective Associates from any liability or expense, including attorneys' fees, on account of such loss, damage or bodily harm (including death) and/or Launch Mission failure and/or Satellite Mission failure, and shall pay all expenses and satisfy all judgments and awards which may be incurred by or rendered against the Third Party Customer of ARIANESPACE and/or ARIANESPACE, and/or their respective Associates.

     14.2.3 In the event that (a) Third Party Customer(s) of ARIANESPACE and/or its (their) Associates proceed against Customer and/or its Associates as a result of loss, damage or bodily harm (including death) and/or launch mission failure and/or satellite mission failure caused in any way to it and/or its (their) Associates in connection \with or by the performance of this Agreement and/or the agreement signed by ARIANESPACE with such Third Party Customer(s) of ARIANESPACE, ARIANESPACE shall indemnify, hold harmless, dispose of any claim and defend, when not contrary to the governing rules of procedure, Customer and/or its Associates from any liability or expense, including attorney's fees, on account of such loss, damage or bodily harm (including death), and/or Launch Mission failure and/or Satellite Mission failure, and shall pay expenses and satisfy all judgments and awards which may be incurred by or rendered against Customer and/or its Associates.

14.3 Indemnification

     Each Party obligates itself to take all necessary and reasonable steps to foreclose claims for loss, damage or bodily harm (including death) by any participant in the Launch activity. Each Party shall require its Associate(s) to agree to a no-fault, no-subrogation, inter-party waiver of liability and indemnity for loss, damage or bodily harm (including death) its Associates sustain identical to the Parties respective undertakings under this Article 14 of this Agreement. Furthermore, ARIANESPACE shall require all Third Party Customer(s) of ARIANESPACE entering into launch services agreement with ARIANESPACE to agree to the inter-party waiver and indemnities as set forth in this Article 14 of this Agreement.

14.4. Liability for damages suffered by Third Parties

     14.4.1. Each Party shall be solely and entirely liable for loss, damage or bodily harm (including death), in any case whether direct or indirect, which it or its Associates shall cause to be sustained whether directly or indirectly by a Third Party in the performance of this Agreement.

     14.4.2. In the event of any proceeding, whether judicial, arbitral, administrative or otherwise, by a Third Party against one of the Parties, or its Associates on account of loss or damage or bodily harm (including death) caused whether directly or indirectly by the other Party, its Property or its Associates, the latter Party shall indemnify and hold harmless the former Party and/or the former Party's Associates, as the case may be, and shall advance any funds necessary to defend their interests.


14.5. Infringement of Industrial property rights of third parties

     14.5.1. ARIANESPACE undertakes to indemnify and hold Customer harmless with respect to any injury, cost, and expenditure resulting from an infringement or claim of infringement of patent rights or any other industrial or intellectual property rights of a third party which may arise from Customer's use of ARIANESPACE's Services, including without limitation the use of any and all products, processes, articles of manufacture, supporting equipment, facilities, and services by ARIANESPACE in connection with said Services unless the infringement of rights set forth above shall have been mainly caused by an infringement of a right of a third party for which Customer is liable pursuant to Paragraph 14.5.2. of Article 14 of this Agreement.

     14.5.2. Customer undertakes to indemnify and hold ARIANESPACE harmless with respect to any injury, cost, and expenditure resulting from an infringement or claim of infringement of the patent rights or any other industrial or intellectual property rights of a third party which shall have been caused by Customer with respect to the design or manufacture of the Satellite, or by ARIANESPACE's compliance with specifications furnished by Customer with respect to the Launch Mission and the Satellite Mission unless such infringement of rights set forth hereabove shall have been mainly caused by an infringement of a right of a third party for which ARIANESPACE is liable pursuant to Paragraph 14.5.1. of this Agreement.

     14.5.3. The rights to indemnification provided hereunder shall be subject to the observance of the following conditions:

          14.5.3.1. The Party seeking indemnification shall promptly advise the other Party of the filing of any suit, or of any written or oral claim, alleging an infringement of the third party's rights, which it may receive in relation to the execution of this Agreement.

          14.5.3.2. The Party sued or against whom the claim is otherwise made shall take no steps in the dispute with the third party, nor shall it reach a compromise, without the prior written approval of the other Party, which approval shall not be unreasonably withheld or delayed.

     14.5.4. The Party required to hold the other harmless shall assist and assume, when not contrary to the governing rules of procedure, the defense of any claim or suit and/or settlement thereof, shall take all other steps which it may reasonably be expected to take, given the circumstances on the one hand, and on the other hand the obligations incurred by it under the preceding provisions, to avoid, settle, or otherwise terminate the dispute under Article 14 of this Agreement on the other hand, and shall pay all litigation and administrative costs and expenses incurred in connection with the defense of any such suit, shall satisfy any judgments rendered by a court of competent jurisdiction in such suits, and shall make all settlement payments.

     14.5.5. In the event that ARIANESPACE, with respect to the Launch, and Customer, with respect to the Satellite, shall be the subject of the same court action or the same proceedings based on alleged infringements of patent rights or any other industrial or intellectual property rights of a third party pursuant to both Sub-paragraphs 14.5.1. and 14.5.2. of Article 14 of this Agreement, ARIANESPACE and Customer shall jointly undertake the defense and shall bear the damages, costs and expenditures pro rata according to their respective liabilities. In the event that the pro rata calculation of this Sub-paragraph 14.5.5. is applicable but should cause a problem, the Parties undertake in good faith to resolve the problem by means of negotiation.

     14.5.6. It is expressly understood that neither Party's entry into this Agreement, and either Party's performance of acts required by this Agreement, grants any rights to or under any of either Party's respective patents, proprietary information, and/or data, to each other or to any third party, unless such grant is expressly recited in a separate written document duly executed by or on behalf of the granting Party.

ARTICLE 15  INSURANCE



15.1. ARIANESPACE shall, for the Launch, take out an occurrence basis type insurance policy at no cost to Customer, to protect itself and Customer against liability for property and bodily harm which Third Parties may sustain and which are caused by the Combined Space Vehicle or part thereof. In said insurance policy the natural and corporate bodies hereafter shall be named as assured :

          1.   The Government of France.

          2. The Centre National d'Etudes Spatiales "C.N.E.S." and any state of launch as per Convention of March 29, 1972 related to the international liability for damages caused by spacecraft.

          3. The auxiliaries of any kind, whom ARIANESPACE and/or the C.N.E.S. would call for in view of the preparation and the execution of the launching operations.

          4. The European Space Agency "E.S.A." but only in its capacity as owner of certain facility and/or outfits located at the Centre Spatial Guyanais in Kourou and made available to ARIANESPACE and/or to the C.N.E.S. for the purpose of the preparation and the execution of the launches.

          5. The firms, who have participated in the design and/or in the execution and/or who have provided the components of the Launch Vehicle, of its support equipment's including propellants and other products either liquid or gaseous necessary for the functioning of the said Launch Vehicle, their contractors, sub-contractors and suppliers.

          6. Customer and Third Party Customer(s) of ARIANESPACE on whose behalf ARIANESPACE executes the launch services as well as their co-contractors and sub-contractors.

          7. When they act in the scope of their activities, the Officers and Directors, the legal representatives, the Managing Director, the employees, agents as well as the interim staff employed by ARIANESPACE or by the ASSURED mentioned in hereabove Paragraphs from 1 to 6 (included).

15.2. Said insurance coverage shall come into effect as of the day of the Launch, and shall be maintained for twelve (12) months or for so long as all or any part of the Combined Space Vehicle remains in orbit, whichever period is shorter.

15.3. This insurance policy shall be taken out in the amount of 400,000,000 French Francs (four hundred million French Francs). During the period provided for in Paragraph 15.2. of this Article 15, ARIANESPACE undertakes to settle all liabilities, indemnify and hold Customer harmless for property damages and bodily harm caused to Third Parties by the Combined Space Vehicle or part thereof which shall exceed the amount covered by said insurance policy. At the expiration of the validity of said insurance policy in accordance with Paragraph 15.2. of this Article 15, Customer shall settle all liabilities for property damages and bodily harm caused to third parties by the Satellite or part thereof.

ARTICLE 16  OWNERSHIP OF DOCUMENTS AND WRITTEN INFORMATION
            CONFIDENTIALITY/PUBLIC STATEMENTS



16.1. Title to all documents and written information furnished to Customer by ARIANESPACE or its Associates during the implementation of this Agreement shall remain exclusively with ARIANESPACE.

16.2. Title to all documents and written information furnished to ARIANESPACE by Customer or its Associates during the implementation of this Agreement shall remain exclusively with Customer or with said Associates as to their respective documents and written information.

16.3. Each Party shall use the documents and written information supplied to it by the other Party or the other Party's Associates solely to implement and perform this Agreement and related activities.

16.4. To the extent necessary for the implementation of this Agreement, each Party shall be entitled to divulge to its own Associates, attorneys and technical consultants and actual and proposed lenders, investors, insurers and successors in interest the documents and written information received from the other Party or from the other Party's Associates, provided that such receiving Parties have first agreed to be bound by nondisclosure and use restrictions that are comparable to those set forth in this Agreement.

16.5. Subject to the provisions of Paragraph 16.4. of Article 16 of this Agreement, each Party shall not divulge any and all documents and written information which it receives from the other Party or the other Party's Associates, but shall protect all such documents and written information which is marked with an appropriate and valid proprietary legend from unauthorized disclosure except as provided herein, in the same manner as the receiving Party protects its own confidential information, provided, however, that each Party shall, that each Party shall have the right to use and duplicate such documents and written information for any Party purpose subject to the nondisclosure requirements and use restrictions provided herein.

      If the information disclosed by one Party to the other Party or by or to their respective Associates is deemed confidential by the disclosing Party or Associate and is verbal, not written, such verbal confidential information shall be identified prior to disclosure as confidential and, after acceptance by and disclosure to the receiving Party, shall be reduced to writing promptly, labeled confidential, but in no event later than twenty (20) days thereafter, and delivered to the receiving Party in accordance with this paragraph.

16.6. The obligation of the Parties to keep secret and confidential the documents and written information shall not apply to those documents and written information that :

          -    are invalidity marked ;

          -    are in the public domain or use ;

          - shall become in public use, by publication or otherwise, and due to no fault of the receiving Party ;

          -    the  receiving  Party  can   demonstrate   were  legally  in  its
               possession at the

               time of receipt ;

          -    are rightfully acquired by the receiving Party from third parties
               ;

          -    are commonly disclosed by ARIANESPACE and/or its Associates ;

          -    are inherently disclosed by any product or service marketed by

               ARIANESPACE or its Associates ;

          -    are independently developed by the receiving Party ;

          - are approved for release by the written authorization of the disclosing

               Party ; or

          - are required, but only to the extent necessary, to be disclosed pursuant to governmental or judicial order, in which event the Party concerned shall notify the other Party of any such requirement and the information required to be disclosed prior to such disclosure.


16.7. The provisions of this Article shall remain valid after the term of this Agreement for whatever reason until said documents and written information become part of the public domain.

      Each Party shall however be entitled to destroy documents and written information received from the other Party, or to return these documents or such written information to the other Party, at any time after Launch (or after Replacement Launch, if any).

16.8. The present Agreement and each part thereof shall be considered to be confidential by both Parties. Any disclosure of the same by one Party shall require the prior written approval of the other Party, which approval shall not be unreasonably withheld or delayed.

      Except for manifest publications, either Party shall obtain the prior written approval of the other Party only through such Party's authorized representative concerning the content and timing of news releases, articles, brochures, advertisements, speeches, and other information releases concerning the work performed or to be performed hereunder by ARIANESPACE and its Associates. Each Party agrees to give the other Party reasonable advance time for review of any material submitted to the other Party for approval under this paragraph.

ARTICLE 17  PERMITS AND AUTHORIZATIONS - GROUND STATIONS



17.1. The obligations of ARIANESPACE being limited to those provided for in
      Article 4 above, Customer shall be required to obtain all permits, authorizations, or notices of non-opposition from all national or international, public or private authorities having jurisdiction over the Satellite Mission.

17.2. Customer shall also obtain all government permits and authorizations regarding the transfer of the Satellite and its Ancillary Equipment from the country of origin to the Launch Base, and the availability of Satellite's ground stations.

17.3. ARIANESPACE agrees to assist and support Customer and its Associates, free of charge, with any administrative matters related to the importation into French Guiana of the Satellite and its Ancillary Equipment, and related to their preservation and possible repatriation, as well as to the entry, stay, and departure of Customer and its Associates.

ARTICLE 18  TERMINATION BY CUSTOMER



18.1. Customer shall be entitled to terminate any Launch under this Agreement at any time prior to Launch. Customer's right is not subject to any condition, and shall cover termination situations for reasons of convenience as well as those of delay or impossibility in which one of the Parties may find themselves. Notice of termination shall be given by registered letter with acknowledgment of receipt, and shall take effect upon receipt of such letter by ARIANESPACE or by way of telecopy with copy by registered letter with acknowledgment of receipt and shall take effect upon receipt of the telecopy by ARIANESPACE.

18.2. Whatever the reason for termination of a Launch other than a Reflight under this Article 18.0, ARIANESPACE shall be entitled to termination fees equal to the aggregate of the following:

     18.2.1. A basic termination fee as follows:
--------------------------- ----------------------------------------------------
    Effective Date of        Termination Fees expressed in % of Launch Services
      Termination                              Price (LSP)
--------------------------- ----------------------------------------------------
     [*********]                                [***]
--------------------------- ----------------------------------------------------
     [*********]
       ******]                                  [***]
--------------------------- ----------------------------------------------------
     [*********
       ******]                                  [***]
--------------------------- ----------------------------------------------------
     [*********
       ******]                                  [***]
--------------------------- ----------------------------------------------------
     [*********]                                [***]
--------------------------- ----------------------------------------------------

          where:

          LSP means the Launch Services Price excluding any price increase resulting from the exercise of option(s) under Paragraph 8.1.2. and any mass increase.


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

               C means the date obtained by i) adding to the first day of the initial Launch

               Period (or, for Optional Launch #1 and Optional Launch #2, if applicable, the initial three month Launch Period defined within such Launch Period) for the Launch concerned the aggregate duration of Launch Period or Launch Slot postponement(s) requested by ARIANESPACE for such Launch pursuant to Sub-paragraph 11.3.1. of Article 11 AND ii) deducting the aggregate duration of acceleration(s) under Paragraph 11.5 of this Agreement.

     18.2.2. Plus i) any other amount(s) beyond the L.S.P. paid or due (including postponement fees - late payment interest) for the Launch at the effective date of termination, and ii) the price of those Associated Services, ordered by the Customer after the signature of this Agreement for the Launch concerned and performed at the date of termination.

18.3. Notwithstanding the provisions of Paragraph 18.2. hereabove, Customer shall have the following termination rights:

     18.3.1. If Customer decides irrevocably not to proceed to the launch of one or more of the PanAmSat Satellites covered by this Agreement, on any launch vehicle whatsoever and consequently Customer terminates this Agreement as to such Satellite(s), ARIANESPACE shall be entitled to termination fees equal to the aggregate of the following:

          18.3.1.1. A basic termination fee as follows:

--------------------------- ----------------------------------------------------
    Effective Date of                Termination Fees expressed in % of
      Termination                       Launch Services Price (LSP)
--------------------------- ----------------------------------------------------
      [*********]                                [***]
--------------------------- ----------------------------------------------------
     [**********
         ***]                                    [***]
--------------------------- ----------------------------------------------------
     [*********]                                 [***]
--------------------------- ----------------------------------------------------

               where:


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

                         LSP means the Launch Services Price excluding any price increase resulting from the exercise of options under Paragraph 8.1.2. and any mass increase.

                         C means the date obtained by i) adding to the first day of the initial Launch Period: a) the aggregate duration of Launch Period or Launch Slot postponement(s) requested by ARIANESPACE for such Launch pursuant to Sub-paragraph 11.3.1. of Article 11 and b) the aggregate duration of postponements requested by Customer under Paragraph 11.2.1.5. AND ii) deducting the aggregate duration of acceleration(s) under Paragraph 11.5 of this Agreement. .

          18.3.1.2. Plus i) any other amount(s) beyond the L.S.P. paid or due (including postponement fees - late payment interest) for the Launch at the effective date of termination, and ii) the price of those Associated Services, ordered by the Customer after the signature of this Agreement for the Launch concerned and performed at the date of termination.

          18.3.1.3. In the event of termination by Customer under the present Paragraph 18.3.1., if Customer decides within five years of such termination to proceed to the launch of the Satellite the Launch of which was terminated under this Paragraph 18.3.1., the relevant Launch shall be reinstated automatically under this Agreement and the Parties undertake to negotiate in good faith necessary adjustments to be made to this Agreement and the payment terms contained therein in view of maintaining the net present value of the Launch Services Price.

     18.3.2. If the Launch concerned is a Reflight, ARIANESPACE shall be entitled to termination fees equal to the aggregate of the following:

          18.3.2.1. A basic termination fee as follows:

--------------------------- ----------------------------------------------------
    Effective Date of        Termination Fees expressed in % of Guarantee Amount
       Termination
--------------------------- ----------------------------------------------------
       [*********]                            [***]
--------------------------- ----------------------------------------------------
       [*********
         ******]                               [***]
--------------------------- ----------------------------------------------------
       [*********]                             [***]
--------------------------- ----------------------------------------------------

                    where:

                    C means the date obtained by i) adding to the first day of the initial Launch Period or Launch Slot as determined pursuant to Article 13 of this Agreement of the Reflight: a) the aggregate duration of Launch Period or Launch Slot postponement(s) requested by ARIANESPACE for such Launch pursuant to Sub-paragraph 11.3.1. of Article 11 and b) the aggregate duration of postponements requested by Customer under Paragraph 11.2.1.5. AND ii) deducting the aggregate duration of acceleration(s) under Paragraph 11.5 of this Agreement.


                    * Notwithstanding the foregoing, if Customer terminates the Reflight no later than thirty days after the later of i) the date of order of said Reflight or ii) thirty days after the establishment of the cause of the Launch Failure and the scheduling of the resumption of launches of the Ariane 5 launch vehicle as notified by ARIANESPACE to Customer, the termination fee under this Paragraph 18.3.2.1. shall, independently of the initial Launch Period of said Reflight, be limited to [*********************]


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

          18.3.2.2. Plus  i)  any  other   amount(s)   paid  or  due  (including
                    postponement fees - late payment interest) for the Launch at the effective date of termination and ii) the price of those Associated Services, ordered by the Customer after the signature of this Agreement for the Launch concerned and performed at the date of termination.

     18.3.3. Notwithstanding the fo3regoing, if a Reflight performed by an Ariane 5 Launch Vehicle results in a Launch Failure, Customer shall have the right, within the later of i) ninety (90) days of the day the Parties have agreed on the Launch Failure or ii) thirty days after the establishment of the cause of the Launch Failure and the scheduling of the resumption of launches of the Ariane 5 Launch Vehicle as notified by ARIANESPACE to Customer to terminate the Reflight of the Reflight under this Paragraph 18.3.3. In this case, the Parties agree that ARIANESPACE shall reimburse to Customer an amount equal to [**************************************************
             *******************************************************************
             *********************************************]

18.4. Termination fees are due by the Customer to ARIANESPACE as of the effective date of termination and payable within thirty (30) days of the receipt by the Customer of the corresponding invoice. Any amount paid by the Customer for the Launch concerned (including, if applicable, any Option Credit) in excess of the termination fees shall be refunded by ARIANESPACE to the Customer within thirty (30) days of the effective date of termination. For the purpose of this Paragraph 18.4., in the case of a Reflight, the Guarantee Amount shall be deemed to be a payment and the sole payment made by the Customer.

      [*************************************************************************
      **************************************************************************
      **************************************************************************
      **************************************************************************
      **************************************************************************
      **************************************************************************
      ***********************************************]


[***] Filed separately with the Commission pursuant to a request for confidential treatment.

18.5. Notwithstanding the foregoing, in the event that the aggregate of all postponements for a given Launch (other than postponement due to Events of Force Majeure up to a period of six months for each Launch as provided under Paragraph 11.3.5. of Article 11 of this Agreement) requested by ARIANESPACE under Paragraph 11.3. of Article 11 of this Agreement should result in ARIANESPACE delaying a Launch under this Agreement by more than twelve (12) months, excluding delays due to Events of Force Majeure and after deduction of the aggregate duration of acceleration(s) under Paragraph 11.5 of this Agreement, Customer shall have the right, within ninety (90) days of the receipt of the corresponding ARIANESPACE notice for postponement or if no such notice is given, at the date at which the aggregate of ARIANESPACE postponements for the forthcoming Launch exceeds twelve months, to terminate the relevant Launch. ARIANESPACE shall promptly refund to Customer all payments made by Customer for said Launch. In such an event, Customer shall be liable only for the payment of Associated Service(s) performed prior to the date of termination. For the purpose of this Paragraph 18.5., in the case of a Reflight, the Guarantee Amount shall be deemed to have been a payment and the sole payment made by Customer.

18.6. If Customer does not exercise Optional Launch #1 by 30 June 1999 and/or Optional Launch #2 by 31 December 1999, ARIANESPACE shall reimburse to Customer the Option Price which was not the object of an applied Option Credit under Paragraph 10.1.1.B) or C).

      For the avoidance of doubt, except for any portion of the Option Fee that may not be the object of a refund to Customer under the terms of this Agreement, Customer shall have no termination liability vis-a-vis any Optional Launch for which an Option is not exercised.

ARTICLE 19  TERMINATION BY ARIANESPACE



19.1. In the event that Customer fails to comply with its payment obligations pursuant to the payment schedule and other payment dates set forth in this Agreement, and does not pay within thirty (30) days of the receipt of a notice to that effect, ARIANESPACE shall be entitled to terminate the Launch concerned by registered letter with acknowledgment of receipt.

19.2. In the event of termination pursuant to the provisions of this Article 19, the provisions of Paragraph 18.2. of Article 18 of this Agreement shall be applicable.

ARTICLE 20  MISCELLANEOUS



20.1. Working language

      Any communication by one Party to the other shall be made in English.

      All communications between Customer and its Associates on the Launch Base, as well as all communications between ARIANESPACE or its Associates on the Launch Base with Customer's personnel and/or that of its Associates, shall be made in English.

20.2. Notices

      Unless expressly provided otherwise under this Agreement, all communications and notices to be given by one Party to the other in connection with this Agreement shall be in writing and in the language(s) of this Agreement and shall be sent by registered mail, or transmitted by telex telegram or facsimile and confirmed by registered letter.

      The following addresses have been designated :

      ARIANESPACE :

      Immeuble Ariane

      Boulevard de l'Europe

      91000 Evry

      FRANCE

      Customer :

      PanAmSat Corporation

      One Pickwick Plaza

      Greenwich, Connecticut, 06830

      U.S.A.

      Attention: Mr. Frederick LANDMAN, President and CEO


      or such other address or other persons attention as either Party may modify in accordance with this Paragraph.

20.3. Waiver

      Waiver on the part of either ARIANESPACE or Customer of any term, provision, or condition of this Agreement shall only be valid if made in writing and accepted by the other Party. Said acceptance shall not obligate the Party in question to waive its rights in connection with any other previous or subsequent breaches of this Agreement.

20.4. Headings

      The headings and sub-headings used in this Agreement are provided solely for convenience of reference, and shall not prevail over the content of the Articles of this Agreement.

20.5. Assignment

      Customer shall not be entitled to assign all or part of its rights and obligations under this Agreement without the prior written consent of ARIANESPACE which shall not be unreasonably withheld, conditioned or delayed. Notwithstanding the foregoing, ARIANESPACE's consent shall not be required for any assignment of this Agreement by Customer to a reorganized entity (which may include additional investors) to which all or substantially all of the assets of the Customer are also assigned. Customer shall promptly notify ARIANESPACE of any such assignment.

      In addition, launch rights may be purchased hereunder by Customer's subsidiary, PanAmSat International (formerly the "Customer" hereunder) for its own account.

      Such purchase shall be treated the same way as Customer's purchases hereunder, counting both toward the number of available options hereunder and for and for multilaunch purposes discounts, the only difference being that the rights to particular launches purchased by PanAmSat International and the obligations to make payment for such launches shall reside solely with PanAmSat International.

      With respect to the foregoing it is agreed that "Customer's" rights and obligations to "Firm Launch #1" belong to PanAmSat International and the rights and obligations to Firm Launch #2 remain with Customer.

20.6. Entire Agreement and Modifications

      The Contractual Documents as amended at the date hereof comprise the entire understanding between the Parties with respect to the subject of this Agreement, superseding all prior and contemporaneous discussions between them. Neither Party shall be bound by the conditions, warranties, definitions, statements, or documents previous to the execution of this Agreement, unless this Agreement makes express reference thereto. Any undertakings subsequent to the execution of this Agreement shall be made in writing and signed by duly authorized representatives of each of the Parties and shall expressly state that it is such an amendment or modification.

20.7. Registration of Customer's Satellite

      In accordance with the Convention on Registration of Objects Launched into Outer Space of U.N.O., Customer:

      i)  if a state or consortium of states, shall register the Satellite, or

      ii) if not a state or consortium of states, shall obtain registration of the Satellite through the state or a state which has jurisdiction over Customer.

ARTICLE 21 APPLICABLE LAW



This Agreement shall govern the relationship between the Parties as to the subject of this Agreement. To the extent the Parties have failed to address any question arising hereunder, or in the event of the need for any interpretation of any term of this Agreement, French law shall be applied, unless it is contrary to the explicit terms or the underlying common intentions of the Parties to this Agreement.

ARTICLE 22 ARBITRATION



In the event of disputes arising in connection with this Agreement, the Parties undertake to use their best efforts to reach an amicable settlement. If an amicable settlement cannot be achieved, the dispute shall be referred to the President of ARIANESPACE and of Customer, who will use their best efforts to reach an agreement acceptable to both Parties. Should an amicable settlement prove impossible, the dispute(s) shall be finally settled under the rules of Conciliation and Arbitration of the international Chamber of Commerce (I.C.C.) in Geneva, Switzerland by three arbitrators appointed in accordance with the then existing rules. The Arbitration shall be conducted in the English language. The award of the Arbitrators shall be final and binding, and execution thereof may be entered in any court having jurisdiction.

ARTICLE 23 EFFECTIVE DATE



This Agreement shall take effect after signature by the two Parties.



Executed

On          , 1998.

In 2 originals




ARIANESPACE                                         CUSTOMER







----------------------------                        ----------------------------

                                   P A R T II

                                  A N N E X E S

                                     ANNEX 4


                     E.S.A./ARIANESPACE Convention (Extract)



Certain European Governments, members of the European Space Agency, (hereinafter referred to as "the Participants") have committed themselves to using the Ariane Launcher, developed within the framework of the European Space Agency programs. Arianespace must provide the European Space Agency and the Participants, as a priority, with the services and launch slots necessary for their programs. Arianespace must also make sure that in the event of a shift in the launch slots caused by the launcher system and/or any of the technical equipment which has to be used for the launch, the payload concerned of the Agency or Participant retains its position in the launch schedule. In addition, in the event of the failure of an Agency or Participant mission, the Agency or Participant may ask Arianespace to provide them, for a new launch, with the first or failing that the second launch slot compatible with the availability of the replacement payload if the failure was due to the launch system and/or any of the technical equipment used for the launch, and the first compatible slot or failing that the first slot scheduled at the latest 10 months after the written relaunch request if the failure was due to the payload itself. Finally, Arianespace has committed itself to the Agency and to the Participants to pay particular attention to the specific requirements imposed by scientific missions.

         Confidential ARIANESPACE PROPRIETARY

PanAmSat MultiLaunch Amdt 3/  95.5.933      Page PAGE \* ARABE1



         Confidential ARIANESPACE PROPRIETARY